                                                                   EXHIBIT 10.14

                                   AGREEMENT
                                   ---------


     AGREEMENT (the "Agreement"), dated as of November 1, 1994, by and among
                     ---------
COLUMBIA ASSOCIATES, L.P., a Delaware limited partnership ("Seller"), COLUMBIA
                                                            ------
CABLE OF MICHIGAN, INC., a Delaware corporation (the "Company") and CONTINENTAL
                                                      -------
CABLEVISION OF MANCHESTER, INC., a Maryland corporation ("Buyer").
                                                          -----

                              W I T N E S S E T H:
                              -------------------

     WHEREAS, Seller is the owner of certain cable television systems described on Schedule A attached hereto (the "Systems"), and Seller wishes to sell to
                                    -------
Buyer and Buyer wishes to buy from Seller control of the Systems on the terms and subject to the conditions hereinafter set forth; and

     WHEREAS, Buyer has requested that the purchase of the Systems by it be accomplished by Seller first contributing substantially all of the assets and certain of the liabilities of the Systems to the Company, a newly organized Delaware corporation, in exchange for 100 shares of common stock of the Company, par value $.10 per share (the "Shares"), which shall constitute all of the
                               ------
outstanding shares of capital stock of the Company, and then by Seller selling and conveying to Buyer the Shares for the purchase price provided herein, all of which shall occur simultaneously.

     NOW, THEREFORE, in consideration of the mutual representations, warranties, covenants and agreements hereinafter set forth, the parties hereto hereby agree as follows:

                                   ARTICLE 1
                           GLOSSARY OF DEFINED TERMS
                           -------------------------

     1.1  Definitions.  As used herein, the following terms shall have the
          -----------
following meanings (terms defined in the singular to have the same meanings when used in the plural and vice versa):
                       ---- -----

     "Accounts Receivable" shall mean all amounts owed as of the Closing Date
      -------------------
from subscribers to the Systems for services rendered to such subscribers through the Closing Date but shall not include any portion of a subscriber account which is in dispute as of the Closing Date.

     "Annualized Per Subscriber Reduction" shall mean the amount of any
      -----------------------------------
reduction calculated on an annual basis which is required to be made, as a result of a Rate Regulatory Reduction Order, to the aggregate rates charged to a Basic Subscriber at the Systems for broadcast basic cable television service and expanded basic cable television service from the aggregate rates charged for such services by Seller as of October 31, 1994.

     "Approved Additional Capital Expenditures" shall mean any and all
      ----------------------------------------
expenditures in respect of any one or more of the Systems, other than Ordinary Course Capital Expenditures, made or committed to be made by the Seller during the period from the date of this Agreement through the Closing Date in respect of capital assets or which, under generally accepted accounting principles, would be classified as capital expenditures; provided, however, than an
                                             --------  -------
expenditure in respect of any of the Systems shall not be treated as an Approved Additional Capital Expenditure for the purposes of this Agreement unless the Buyer shall have approved in writing, at any time prior to the Closing

Date, the acquisition of the capital assets or the general capital program in respect of which such capital expenditures were incurred.

     "Assets" means the assets, rights and properties of Seller to be
      ------
contributed to the Company pursuant to Section 2.1 hereof.

     "Basic Number" shall mean the number of Basic Subscribers on the
      ------------
Calculation Date.

     "Basic Subscribers" shall mean, as at any date of determination thereof,
      -----------------
the sum of (a) the total number of households (exclusive of "additional outlets," as such term is commonly understood in the cable television industry, and also exclusive of customers billed on a bulk-billing or commercial-account basis) subscribing on such date to the Systems and paying the standard monthly service fees and charges (whether for "broadcast basic" or "expanded basic service") imposed by the Seller (excluding regularly offered discounts, such as senior citizen's discounts and the like), provided that such term shall not include any household whose account constitutes a "Delinquent Account," or which has not paid at least one payment as billed, as of such date of determination, plus (b) the total number of Equivalent Subscribers of the Systems on such date.
- ----

     "Billing Period" shall mean the period from the first day of a month
      --------------
through and including the last day of such month.

     "Business Day" shall mean any day, excluding Saturday and Sunday and
      ------------
excluding any other day which in the State of New York, the State of Michigan or The Commonwealth of Massachusetts is a legal holiday or a day on which banking institutions are authorized by law to close.

     "Cable Act of 1992" shall mean the Cable Television Consumer Protection and
      -----------------
Competition Act of 1992.

     "Calculation Date" shall mean the last Business Day of the Billing Period
      ----------------
immediately preceding the Closing Date.

     "Cleanup" shall mean all actions taken or to be taken pursuant to the
      -------
requirements of applicable Environmental Laws to: (a) clean up, remove, treat or remediate Hazardous Materials in the environment; (b) prevent the Release of Hazardous Materials so that they do not migrate, endanger or threaten to endanger public health or welfare or the environment; (c) perform pre-remedial studies and investigations and post-remedial monitoring and care; or (d) respond to any government requests for information or documents in any way relating to cleanup, removal, treatment or remediation or potential cleanup, removal, treatment or remediation of Hazardous Materials in the environment.

     "COBRA" shall mean the Consolidated Omnibus Reconciliation Act of 1985, as
      -----
amended.

     "Code" shall mean the Internal Revenue Code of 1986, as amended.
      ----

     "Communications Act" shall mean the Communications Act of 1934, as amended,
      ------------------
the Cable Communications Policy Act of 1984, and the Cable Act of 1992.

     "Condition"  shall mean, with respect to the Seller, the business,
      ---------
operations, assets, condition (financial or otherwise) or results of operations of the Systems taken together as a whole.

     "Continuing Employees of Seller" shall mean those employees of Seller who
      ------------------------------
are (i) offered employment with the Company or the Buyer from and after the Closing Date and (ii) actually enter the employ of the Company or the Buyer from and after the Closing Date.

     "Delinquent Account" shall mean, as of any date of determination thereof,
      ------------------
an account which has failed to pay an amount billed for cable service within 45 days of the first day of the period covered by such bill or, with respect to the accounts on Schedule 1.1, the time periods specified therein. For example, if the Seller sent a bill to a subscriber on August 25, 1994 for cable service provided during the month of September 1994, such subscriber will become a "Delinquent Account" on the next succeeding Calculation Date following the expiration of the month of September 1994, if such amount so billed is not paid in full on or prior to such next succeeding Calculation Date. An account will not be deemed a Delinquent Account merely due to (i) accrued and unpaid interest, (ii) late charges, (iii) service charges, (iv) amounts which are in dispute or (v) because of an unpaid balance from a prior month if at least 75% of the amount due in respect of such month has been paid in full, provided,
                                                                  --------
however, that not more than 500 accounts to which this sentence applies may be
- -------
included in the calculation, at any Calculation Date, of Basic Subscribers or Equivalent Subscribers.

     "Environmental Laws" shall mean any federal, state and local laws which are
      ------------------
applicable to the Systems concerning (a) Releases (as defined in Section 5.1(n)) into any part of the environment, or (b) protection of natural resources, the environment and public and employee health and safety, as such laws have been and may be amended or supplemented through the Closing Date, and the regulations promulgated pursuant thereto.

     "Equivalent Subscribers" shall mean, as at any date of determination
      ----------------------
thereof and as to any System, the total number of equivalent households served by such System on a bulk-billing or commercial account basis, which shall be deemed to be equal to the quotient obtained by dividing (a) the total fees and charges for "broadcast" and/or "expanded" basic service billed by the Seller during the month ended on (or most recently ended prior to) such date on a bulk-billing or commercial account basis in respect of such System, by (b) the weighted average standard monthly charge for "broadcast" and/or "expanded" basic service that Basic Subscribers to such System of the type described in clause
(a) of the definition of such term in this Section 1.1 were billed during the Billing Period ended on the last day of the last month prior to the Closing Date. In calculating Equivalent Subscribers no sums shall be included with respect to any account which constitutes a "Delinquent Account" as of the date of determination or as to which at least one payment, as billed, has not been made.

      "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as
       -----
the same may be amended from time to time, and the regulations promulgated thereunder.

     "ERISA Affiliate" shall mean any corporation or trade or business which is
      ---------------
a member of the same controlled group of corporations (within the meaning of Section 414(b) of the Code) as Seller or is under common control (within the meaning of Section 414(c) of the Code) with Seller.

     "Excluded Assets" shall mean the assets described in Section 2.2 hereof.
      ---------------

     "FCC" shall mean the Federal Communications Commission.
      ---

     "FCC Licenses" shall mean all licenses, permits, and authorizations issued
      ------------
by the FCC to Seller and used or useful in the operation of any System.

     "Financial Statements" shall mean Seller's audited consolidated financial
      --------------------
statements for the year ended December 31, 1993, the audited financial statements with respect to the Systems for the year ended December 31, 1993 and the unaudited financial statements with respect to the Systems for the fiscal quarters ended March 31, 1994 and June 30, 1994.

     "Final Order" shall mean an order of a governmental authority (i) as to
      -----------
which the time for filing a request for administrative or judicial relief, or for instituting administrative review sua sponte, shall have expired without any
                                      --- ------
such filing having been made or notice of such review having been issued; or
(ii) in the event of such filing, or review sua sponte as to which such filing
                                            --- ------
or review shall have been denied, dismissed, withdrawn or abandoned and the time for seeking further relief or for instituting further administrative review sua
                                                                            ---
sponte with respect thereto shall have expired without any request for such
- ------
further relief having been filed or notice of such review having been issued.

     "First Refusal Areas" shall mean those areas where a party which has
      -------------------
entered into an MDU Agreement with Seller may have a right of first refusal to purchase the portion of the Systems which is covered by such MDU Agreement.

     "First Refusal Systems" shall mean those communities listed on Schedule A
      ---------------------
attached hereto where a Franchise may provide a Franchising Authority with a right of first refusal to purchase the portion of the Systems covered thereby as a consequence of the transactions contemplated by this Agreement.

     "Franchises" shall mean the ordinances, resolutions, certificates of
      ----------
approval and other governmental approvals issued by any Franchising Authority authorizing Seller to construct and operate any System.

     "Franchising Authority" shall mean any state, municipal, county or
      ---------------------
governmental agency, commission, officer or authority with jurisdiction in respect of the Franchises and the Systems.

     "Hart-Scott Act" shall mean the Hart-Scott Rodino Antitrust Improvements
      --------------
Act of 1976, as amended.

     "Hazardous Material" shall mean any matter containing substances: (A) which
      ------------------
are prohibited or regulated pursuant to any Environmental Law; or (B) which are petroleum products or by-products, asbestos-containing material, urea formaldehyde foam insulation, polychlorinated biphenyls, radioactive materials or radon gas.

     "Leases" shall mean all leases and subleases, licenses, easements, grants,
      ------
pole attachment and conduit or trench agreements and other attachment rights and similar instruments under which Seller has the right to use real or personal property or rights of way.

     "Limited Partners" shall mean the holders of limited partnership interests
      ----------------
in Seller.

     "Losses or Expenses"  shall mean any and all liabilities, obligations,
      ------------------
losses, damages, deficiencies, demands, claims, penalties, assessments, judgments, actions, proceedings and suits of whatever kind and nature and all reasonable costs and expenses relating thereto (including reasonable attorneys' fees). In calculating any Loss or Expense there shall be deducted therefrom any insurance recovery in respect thereof received by the party seeking indemnification.

     "Managing General Partner" shall mean Columbia International, Inc., a
      ------------------------
Delaware corporation.

     "Material Adverse Effect" shall mean any matter which could reasonably be
      -----------------------
expected to materially and adversely affect the Condition of the Systems, taken together as a whole.

     "MDU Agreements" shall mean all agreements between the Seller and any
      --------------
Person providing for licenses, easements and right-of-entry agreements with respect to apartment buildings, condominium complexes, cooperatives, hotels, motels, office buildings, trailer parks, or other multiple unit buildings for the purpose of providing such bulk-billing units with cable television programming through the Systems.

     "Ordinary Course Capital Expenditures" shall mean any and all expenditures
      ------------------------------------
made in connection with the acquisition of a capital asset or expenditures which, under generally accepted accounting principles, would be classified as capital expenditures, and which are necessary for the operation of the Systems in the ordinary course of business as previously conducted by the Seller at the Systems, and as set forth for the remainder of fiscal 1994 and all of fiscal 1995 in Schedule 1.2.

     "Partnership Agreement," shall mean the Amended and Restated Agreement of
      ---------------------
Limited Partnership of Columbia Associates, L.P., dated as of June 2, 1992, by and among the Managing General Partner, Liberty of Greenwich, Inc., a Colorado corporation as General Partner, and the parties listed on Schedule A attached thereto as the Limited Partners.

     "Permitted Liens" shall mean: (i) liens, claims or encumbrances imposed by
      ---------------
law, such as carriers', warehousemen's, materialmen's and mechanics' liens, or liens arising out of judgments or awards against Seller with respect to which Seller at the time shall currently be prosecuting an appeal or proceedings for review or the time for doing so has not yet expired; (ii) liens for taxes not yet subject to penalties for nonpayment and liens for taxes the payment of which is being contested in good faith or the time for doing so has not yet expired and for which adequate reserves have been provided; (iii) survey exceptions, minor encumbrances, easements or reservations of, or rights of others for, rights of way, highway and railroad crossings, sewers, electric lines, telegraph and telephone lines and other similar purposes, or zoning or other restrictions as to the use of real properties, or other defects in title, which do not in the aggregate materially detract from the value of said properties or materially impair their use in the operation of any System; (iv) liens incidental to the operation of the Systems or to the ownership of Seller's property which were not incurred in connection with indebtedness of Seller, which liens do not in the aggregate materially detract from the value of said properties or materially impair their use in the operation of the Systems; (v) rights of the franchisors under the Franchises to the extent the same are set forth in the Franchises; and
(vi) security interests in the Assets held by the Seller's bank lenders which shall be released on the Closing Date.

     "Person" shall mean a corporation, association, joint venture, partnership,
      ------
trust, business, individual, government or political subdivision thereof, or governmental agency or authority.

     "Plan" shall mean an employee benefit or other plan established or
      ----
maintained by Seller and which is covered by Title IV of ERISA.

     "Pole Rental Leases" shall mean permits and Leases under which Seller has
      ------------------
the right to use municipal or utility company, telephone or other poles, conduits or trenches for the purpose of supporting or housing cables comprising an element of a System.

     "Rate Regulatory Matters" shall mean any matter or any effect on the
      -----------------------
Seller, the Company or any System, or the past, current or prospective business or operations thereof, arising out of or related to the Cable Act of 1992, any regulations heretofore or hereafter adopted thereunder, or any other federal, state or local law or regulation dealing with, limiting or affecting the rates which can be charged by cable television systems to their subscribers (whether for programming, equipment, installation, service or otherwise).

     "Rate Regulatory Reduction Event" shall mean any federal, state or local
      -------------------------------
governmental or regulatory action relating to Rate

Regulatory Matters which leads to a reasonable likelihood that a Final Order will be issued which will effectuate a reduction in the aggregate rates charged to Basic Subscribers for broadcast basic cable television service and expanded basic cable television service from the aggregate rates charged by Seller for such services as of October 31, 1994.

     "Rate Regulatory Reduction Order" shall mean a Final Order issued by a
      -------------------------------
federal, state or local governmental or regulatory authority relating to Rate Regulatory Matters which effectuates a reduction in the aggregate rates charged to Basic Subscribers for broadcast basic cable television service and expanded basic cable television service from the aggregate rates charged by Seller for such services as of October 31, 1994.

     "Release" shall mean any spill, emission, leaking, pumping, injection,
      -------
discharge, disposal, pouring, emptying, escaping, dumping or migration of a Hazardous Material into the environment (including the abandonment or discarding of barrels, containers and other closed receptacles containing any Hazardous Material).

     "Required Consents" shall mean the Required Franchise Consents, the
      -----------------
Required MDU Agreement Consents, the Required FCC Consents, the Required Pole Rental Consents, the Required Retransmission Consent Agreement Consents and the Required Other Consents that must be obtained in order for the condition set forth in Section 7.1(d) to be satisfied.

     "Retransmission Consent Agreements" shall mean the agreements or consents
      ---------------------------------
executed or delivered as contemplated pursuant to Section 6 of the Cable Act of 1992 permitting the retransmission of signals of certain broadcasting stations over the Systems.

     "System" shall mean any cable television system described on Schedule A
      ------
attached hereto, and any subsequent extensions thereof and additions thereto.

     1.2  Additional Definitions.  The following terms defined elsewhere in
          ----------------------
this Agreement shall have the respective meanings therein defined:

    Term                          Definition
    ----                          ----------
Adjustment Notice                 Section 3.3(c)
Agreement                         Introduction
Applicable Subscriber Number      Section 3.3(a)
Buyer                             Introduction
CCO                               Section 2.2(f)
CCW                               Section 2.2(e)
CLI                               Section 5.1(m)(vii)
Closing                           Section 4.1
Closing Date                      Section 4.1
Closing Escrow Agent              Section 3.2(b)
Closing Escrow Agreement          Section 3.2(b)
Closing Escrow Amount             Section 3.2(b)
Contract Escrow Agent             Section 3.2(a)
Contract Escrow Agreement         Section 3.2(a)
Contract Escrow Amount            Section 3.2(a)
Designated Accountant             Section 3.3(c)
Disclosure Schedule               Section 5.1
Employee Plans                    Section 5.1(i)
Exceptions                        Section 5.1(b)
Material Agreements               Section 5.1(d)
Minimum Subscriber Number         Section 3.3(a)
Other Material Agreements         Section 5.1(d)
Purchase Price                    Section 3.1
Renewal Franchise                 Section 5.1(m)(i)
Required Consents                 Section 5.1(d)
Required FCC Consents             Section 5.1(d)
Required Franchise Consents       Section 5.1(d)
Required MDU Agreement Consents   Section 5.1(d)
Required Other Consents           Section 5.1(d)
Required Pole Rental Consents     Section 5.1(d)
Required Retransmission Consent
 Agreement Consents               Section 5.1(d)
Response Notice                   Section 3.3(c)
Seller                            Introduction
Willamette                        Section 2.2(f)

                                   ARTICLE 2
                     CONTRIBUTION OF ASSETS OF THE SYSTEMS;
                     --------------------------------------
                        ISSUANCE AND SALE OF THE SHARES
                        -------------------------------

     2.1  Contribution of Assets.
          ----------------------

     At the Closing, Seller shall contribute, assign, convey, bargain, grant and deliver to the Company, and the Company shall acquire from Seller, all on the terms and conditions hereinafter set forth, all of Seller's assets, rights and properties used or useful in the operation of the Systems (but excluding those assets described in Section 2.2 hereof), all as the same exist on the Closing Date, free and clear of all liens, claims and encumbrances, other than Permitted Liens, including, without limitation:

          (a) All property (real and personal), plant, equipment, improvements, leasehold interests and other operating and related facilities of Seller used or held for use in connection with the Systems, including all motor vehicles, tools, test equipment, underground pipes and conduits, all cables, strand, and wires, all subscriber house drops, all poles, amplifiers, receptacles and outlets, all cable hardware, the real property upon which any of Seller's towers or headends used in connection with the Systems are constructed, and all towers, tower facilities, headends, antennas, land, buildings and satellite earth receiving stations used or maintained by Seller in connection with the Systems and Seller's right, title and interest in and to the operating and other facilities used or held for use at the Systems in connection with the origination, broadcasting and reception of television signals and the transmission thereof.

          (b) All inventories (including, without being limited to, inventories of materials, spare parts and other supplies) used or maintained by Seller in connection with the Systems, as well as all office supplies used or maintained by Seller directly in connection with the Systems, and on hand at the Closing.

          (c) The Franchises, MDU Agreements, FCC Licenses, Leases, Pole Rental Leases, Retransmission Consent Agreements, Other Material Agreements and all programming agreements and other agreements (except to the extent that the Disclosure Schedules indicate that Buyer has elected not to assume such programming and other agreements), consents, permits, licenses and instruments which relate to the operation by Seller of the Systems.

          (d) All drawings, blueprints, plans and processes, including System maps, developed or acquired by Seller and used or held for use in connection with the Systems.

          (e) Seller's files of correspondence, lists and records concerning past, present and prospective customers of the Systems and television stations whose transmissions are or may be carried by the Systems, and with all federal, state or local regulatory agencies, relating to the Systems. All of the foregoing files, lists and records reasonably required by Seller for the preparation of tax returns and the like shall, on reasonable notice, be made available to Seller, during normal business hours, for examination and duplication (at Seller's expense) after the Closing at Buyer's East Lansing, Michigan office for a period of three years. At least 60 days prior to destroying any of said files, lists and records, the Company or Buyer shall give notice of its intention to do so to Seller's counsel named in Section
11.3 hereof.  If Seller's counsel shall notify the Company or

Buyer that Seller wishes to retain any of the files, lists or records which the Company and Buyer intends to destroy, the Company or Buyer shall (at Seller's expense) deliver such files, lists or records to a location designated by Seller's counsel in said notification.

     2.2  Excluded Assets.
          ---------------

     Anything in the foregoing to the contrary notwithstanding, there shall be excluded from the Assets:

          (a) all of Seller's cash, cash equivalents and marketable securities on hand as of the Closing Date and all other cash in any of Seller's bank accounts, and, except to the extent an adjustment is made with respect thereto in favor of Seller pursuant to Section 3.3(b) hereof, any and all insurance policies, bonds, letters of credit or other similar items, and any cash surrender value in regard thereto and, except to the extent provided in
Article 9, any claims receivable under any insurance policies;

          (b)  Delinquent Accounts;

          (c) all books, records and documents relating to Seller's partnership operations or operations not specifically referred to in Sections 2.1(c), 2.1(d) or 2.1(e), including, without limitation, financial records, records as to partnership interests and similar items;

          (d) all claims, rights and interests of Seller for any period prior to the close of business on the Closing Date, including claims receivable for refunds under pole attachment agreements and from the FCC, and all claims in respect of tax refunds;

          (e) Seller's partnership interest in Columbia Cable of Washington ("CCW") and all of the assets of the cable television systems owned by CCW;
  ---

          (f) Seller's partnership interest in Columbia Cable of Oregon ("CCO") and the assets of CCO, including the outstanding capital stock of
  ---
Willamette  Cable TV, Inc. ("Willamette"), and all of the assets of the cable
                             ----------
television systems owned by Willamette and/or CCO; and

          (g) All assets of any cable television systems owned by Seller other than the Systems.

     2.3  Issuance of Shares and Assumption of Liabilities.  In consideration
          ------------------------------------------------
of the contribution to it of the Assets pursuant to Section 2.1 above, on the Closing Date the Company shall (a) issue the Shares to the Seller, which Shares shall be duly issued, fully paid and nonassessable and consist of all of the outstanding shares of capital stock of the Company, and (b) assume all of the liabilities of Seller described in Section 3.4.

     2.4   Purchase of Shares.  At the Closing, the Seller shall sell to the
           ------------------
Buyer, and the Buyer shall purchase (pursuant to the terms of Article 3 hereof), the Shares.

                                   ARTICLE 3
                         PURCHASE PRICE AND ADJUSTMENTS
                         ------------------------------


     3.1   Purchase Price and Allocation.
           -----------------------------

     The purchase price for the Shares under this Agreement (the "Purchase
                                                                  --------
Price"), payable as hereinafter provided, shall be

$155,000,000, subject to adjustment as hereinafter provided. In connection with the contribution of the Assets to the Company, the aggregate fair market value of the Assets, which the parties agree is equal to the Purchase Price (plus or minus the adjustments provided for pursuant to Section 3.3 hereof), shall, if the parties are so able to agree, be allocated among the assets described in Section 2.1 as agreed to by the parties in writing within 60 days after the Closing Date. Notwithstanding such allocation, the transactions set forth herein are indivisible.

     3.2  Payment of Purchase Price.
          -------------------------

          (a) Upon the execution and delivery of this Agreement, Buyer shall deliver the sum of $7,500,000 (the "Contract Escrow Amount") to Citibank, N.A.
                            ----------------------
(the "Contract Escrow Agent"), to be held in escrow by the Contract Escrow Agent
     ----------------------
pursuant to an escrow agreement (the "Contract Escrow Agreement") of even date
                                      -------------------------
herewith, a copy of which is annexed hereto as Schedule 3.2(a). At the Closing, the Buyer shall instruct the Contract Escrow Agent to pay over to Seller the Contract Escrow Amount, and any interest and profits accrued thereon to Buyer, as provided in the Contract Escrow Agreement.

          (b) At the Closing, Buyer shall deliver the sum of $7,500,000, plus any additional amounts required pursuant to Section 3.3(a) arising out of a dispute over Seller's calculation of the Basic Number or less any additional amounts required as a result of a reduction to the Purchase Price pursuant to Sections 3.3(d) and (e) (collectively, the "Closing Escrow Amount") to
                                            ---------------------
Citibank, N.A. or any other financial institution mutually
satisfactory to Seller and Buyer (the "Closing Escrow Agent") to be held in
                                       --------------------
escrow by the Closing Escrow Agent pursuant to an escrow agreement (the
"Closing Escrow Agreement") substantially in the form of Schedule 3.2(b) hereto.
 ------------------------

          (c)  At the Closing, the Purchase Price, as adjusted pursuant to
Section 3.3 hereof, less (i) the Contract Escrow Amount, to the extent such is paid over to Seller by the Contract Escrow Agent pursuant to the Contract Escrow Agreement and (ii) the Closing Escrow Amount delivered to the Closing Escrow Agent, shall be paid by Buyer to Seller by wire transfer of immediately available funds to such account(s) at such bank(s) as Seller shall designate by notice to Buyer given at least three days prior to the Closing Date.

     3.3  Adjustments to Purchase Price.
          -----------------------------

          (a) If the Basic Number is less than the Applicable Subscriber Number, then the Purchase Price shall be decreased by an amount equal to the product of the Applicable Dollar Amount multiplied by the amount by which the Basic Number is less than the Applicable Subscriber Number. The Applicable Subscriber Number shall be 73,000 and the Applicable Dollar Amount shall be $2,123.29 if the Calculation Date occurs at any time during the months of May through September, and the Applicable Subscriber Number shall be 75,000 and the Applicable Dollar Amount shall be $2,066.67 if the Calculation Date occurs at any time during the months of January through April or the months of October through December. If the Basic Number is less than 95% of the Applicable Subscriber Number (the "Minimum Subscriber Number"), the Buyer may elect to
                        -------------------------
terminate this Agreement, in which case this

Agreement shall be of no further force and effect and the Contract Escrow Amount, together with all accrued interest thereon, shall be returned to
Buyer; provided, however, that Buyer shall not be entitled to terminate
       --------  -------
this Agreement if the Basic Number is less than 95% of the Applicable
Subscriber Number solely as a result of the exercise of first refusal rights referred to in Section 6.1(b) relating to no more than 1,000 Basic Subscribers. If, after the date of execution and delivery of this Agreement, but prior to a scheduled Closing Date, a casualty or unforeseen event beyond Seller's control occurs which reduces the Basic Number to less than the Minimum Subscriber Number on such scheduled Closing Date (based on the Seller's or Buyer's good faith estimate of the Basic Number), then Seller may, by notice to Buyer setting forth in reasonable detail the nature of the casualty or unforeseen event which has caused the Basic Number to fall below the Minimum Subscriber Number, postpone the Closing until the last Business Day of the second calendar month following such scheduled Closing Date, but in no event shall the Closing Date be later than December 31, 1995. At least fifteen days prior to the Closing, Seller shall deliver to Buyer Seller's good faith estimate of the Basic Number. Buyer and its representatives shall be entitled to review all books, records and other documents used in the preparation of such estimate. Buyer shall, during the fifteen-day period preceding the Closing Date, advise Seller of whether (i) Buyer elects to terminate this Agreement because the Basic Number as calculated by Seller is less than the Minimum Subscriber Number, or (ii) Buyer believes the estimate to be accurate or, if it does not believe it to be accurate, shall provide Seller with the information and calculations upon which its belief is based, including an estimate by Buyer of the Basic Number. At the Closing, Seller shall deliver to Buyer a certificate of the Managing General Partner, dated the Closing Date, setting forth Seller's calculation of the Basic Number. If Buyer in good faith believes the calculation is incorrect, then, at the Closing, Buyer shall pay to Seller the Purchase Price, with adjustment pursuant to this Section 3.3(a) resulting from Seller's calculation of the Basic Number only to the extent such is not disputed by Buyer, and any further amounts to which Seller believes it is entitled pursuant to this Section 3.3(a) but which are disputed by Buyer based on Buyer's good faith estimate of the Basic Number shall instead be deposited with the Closing Escrow Agent as part of the Closing Escrow Amount and shall be treated as Unresolved Claims, under and as defined in the Closing Escrow Agreement.

          (b) All prepaid assets and other items of apportionment or allocation, and all items of revenue or receivables relating to the Assets and the Systems, including, without limitation, Accounts Receivable (other than Delinquent Accounts) and other subscriber revenue or receivables, advertising revenue or receivables (computed net of a reserve for bad debts calculated in accordance with generally accepted accounting principles), payments and deposits under the Franchises, the Leases, the Pole Rental Leases, copyright fees, taxes, power and utility fees and deposits, liabilities in respect of subscriber prepayments and deposits, and obligations for accrued salaries, wages, vacation, sick leave, severance, bonuses, other employment benefits and related payroll items attributable to Continuing Employees of Seller, shall be prorated as of the Closing, and the amounts thereof allocable or attributable to periods ending on or prior to the Closing Date shall be for the account of Seller and amounts thereof allocable or attributable to periods after the Closing Date shall be for the account of the Company and the Buyer. It is expressly agreed that any amounts actually expended by the Seller in respect of Approved Additional Capital Expenditures shall be deemed expenses incurred solely for the benefit of the Buyer and shall result in an upward adjustment to the Purchase Price in favor of Seller equal to the amount thereof and all liabilities or amounts payable in respect of Approved Additional Capital Expenditures as of the Closing Date shall be assumed by Buyer and the Company and there shall be no downward adjustment to the Purchase Price in respect thereof. A preliminary list of all adjustments pursuant to this Section
3.3(b) shall be prepared by Seller and delivered to Buyer at least five days prior to the Closing. Buyer and its representatives will be entitled to review such list and shall have full access to all books, records and other documents used in the preparation thereof. A final list of all such adjustments, as of the Closing, shall be prepared jointly by Buyer and Seller within 30 days after the Closing Date. An initial adjustment and payment of the net amount of the adjustment to which Seller or Buyer may be entitled under this Section 3.3(b) (to the extent not in dispute) shall be made at the Closing, and a final adjustment and payment of the net amount thereof (to the extent not in dispute) shall be made on the 30th day following the Closing (it being understood that all such payments to be made by or for the account of the Seller shall be made out of the Closing Escrow Amount pursuant to the Closing Escrow Agreement). If there is a dispute between Seller and Buyer with respect to items included on either list (whether at the Closing or on the 30th day following the Closing), the Buyer shall cause to be deposited with the Closing Escrow Agent an additional amount equal to the amount in dispute but not in excess of $1,500,000 which will be held under the Closing Escrow Agreement until the dispute is resolved as provided in Section 3.3(c) below.

          (c) If there is a dispute between Seller and Buyer with respect to the Basic Number or any items on the lists of adjustments prepared pursuant to
Section 3.3(b), such dispute shall be resolved as expeditiously as possible by the accounting firm of KMPG Peat Marwick (the "Designated Accountant") through
                                               ---------------------
its New York City office or any other office experienced in cable television related matters, or another firm of certified public accountants mutually acceptable to the parties. If the Designated Accountant is unable or unwilling to resolve such dispute and the parties are unable to agree upon another firm of certified public accountants, then either party may demand that the dispute be settled by notice to the other (the "Adjustment Notice")
                                                         -----------------
setting forth the name of the firm of certified public accountants designated by the party giving the Adjustment Notice. The other party shall designate a second firm of public accountants by notice ("Response Notice") given within
                                              ---------------
ten days
of the giving of the Adjustment Notice. The two firms designated by the parties shall select a third firm of certified public accountants to resolve the dispute, provided, however, that if the firms are unable to agree upon a third firm, within ten days after the giving of the Response Notice, then the third firm of certified public accountants shall be a firm of certified public accountants designated by the American Arbitration Association at the request of either party. The decision of the Designated Accountant (or such other firm of certified public accountants designated to resolve the dispute in accordance herewith) shall be final and binding upon Seller and Buyer and judgment thereon may be entered in any court of competent jurisdiction. Upon resolution of such dispute, appropriate payment shall be made in accordance with such resolution out of the Closing Escrow Amount pursuant to the Closing Escrow Agreement. The parties shall be responsible for their respective expenses in connection with such resolution, except the fees of the Designated Accountant (or any other firm of certified public accountants designated to resolve the dispute in accordance herewith) shall be divided equally between Seller and Buyer.

          (d) In the event that there is a Rate Regulatory Reduction Order prior to the Closing Date, the Purchase Price shall be decreased by (a) to the extent not already taken into account pursuant to the adjustments made to the Purchase Price in accordance with Section 3.3(b) hereof, an amount equal to the aggregate rate refunds owed to Basic Subscribers for the period up to and including the Closing Date as a result thereof and (b) an additional amount equal to the annualized impact of the Rate Regulatory Reduction Order on the revenues generated by the Systems as follows:

          a) the Annualized Per Subscriber Reduction shall be multiplied by the lesser of the Basic Number or 73,000 if the Calculation Date occurs at any time during the months of May through September or the lesser of the Basic Number or 75,000 if the Calculation Date occurs at any time during the months of January through April or the months of October through December;

          b) the amount determined under clause (a) shall be reduced only by associated estimated savings in annual amounts for franchise fees, copyright fees and bad debt allowances;;

          c) the amount determined under clause (b) shall be multiplied by 12.4; and

          d) the amount determined under clause (c) shall be decreased by an amount equal to the product of the applicable Applicable Dollar Amount and the amount by which the total number of Basic Subscribers as of the Calculation Date exceeds the following levels at the following possible closing dates:

             i) if the Closing occurs before May 1, 1995, 76,000 Basic Subscribers;

             ii) if the Closing occurs after April 30, 1995, but before
                 October 1, 1995, 74,000 Basic Subscribers; and

             iii) if the Closing occurs after September 30, 1995 but before or on December 31, 1995, 78,000 Basic Subscribers.

           e) Notwithstanding any provisions to the contrary contained herein, Seller and Buyer agree that the maximum reduction to the Purchase Price pursuant to Section 3.3(d) hereof as a result of a Rate Regulatory Reduction Order shall be $7,500,000 and that any such reduction to the Purchase Price will lead to an equivalent reduction in the Closing Escrow Amount provided by Buyer to the Closing Escrow Agent pursuant to Section 3.2(b) hereof.

     3.4  Assumption of Liabilities.
          -------------------------

     On the Closing Date, the Company shall assume and pay, perform and discharge and indemnify and hold harmless Seller from and against the following liabilities, obligations and commitments of Seller, whether contingent or otherwise, asserted or unasserted, mature or unmatured:

          (a) All obligations of Seller relating to the operation of the Systems which arise on or after the Closing Date under the Franchises, MDU Agreements, FCC Licenses, Leases, Pole Rental Leases, Retransmission Consent Agreements, Other Material Agreements, programming agreements and other agreements (except with respect to such agreements, which as specified on the Disclosure Schedules, Buyer will not be assuming) consents, permits, licenses and other instruments in existence on the Closing Date and entered into in the ordinary course of business and in accordance with Section 6.1(b) hereof, in each case to the extent included in the Assets.

          (b) All other obligations and liabilities of Seller relating to or arising out of the ownership or operation of the Systems, except in the case of such obligations and liabilities which relate to the period prior to the Closing Date only to the extent such obligations and liabilities are specifically referred to or described in the Disclosure Schedule as being assumed by the Company pursuant to this Section 3.4(b).

          (c) The obligation of the Seller and its assigns to provide cable television services, including the obligation to provide free or reduced price services to those persons identified on Schedule 3.4(c) attached hereto; provided, however, that Buyer shall be obliged to provide free cable service to
- --------  -------
employees of Seller identified on such schedule only to the extent that any such employee becomes and remains an employee of the Company or Buyer, and for so long as it remains the Company's or Buyer's general policy to provide free service to its employees.

          (d) All obligations arising out of subscriber prepayments and converter deposits and all other accrued and unpaid expenses that result in a negative adjustment to the Purchase Price as provided in Section 3.3(b) hereof but only to the extent of such adjustment.

          (e) All liabilities and obligations in respect of sales, use, real estate transfer and similar taxes relating to the transactions contemplated hereunder (which shall be promptly paid by the Company or the Buyer).

     It is expressly understood and agreed by the parties that nothing in this Agreement provides that either the Company or the Buyer is assuming any liability of the Seller which is not specifically assumed by the Company and the Buyer pursuant to this Section 3.4, including, without limiting the generality of the foregoing, any obligation

(a) accruing on or after the Closing Date under any leases, contracts or other agreements of Seller existing on the Closing Date which are of a nature required to be listed on the Disclosure Schedule but are not so listed or which are not assigned to and assumed by Buyer;

(b) with respect to federal income or excess profits taxes or state or local income, sales, use, excise or franchise taxes, together with any interest and penalties thereon arising out of or attributable to the conduct of Seller's operation of the Systems prior to the Closing Date;

(c) with respect to any litigation or other legal proceeding (which is not disclosed on or referred to in the Disclosure Schedules as being assumed by the Company or Buyer) except for those which pertain to Rate Regulatory Matters;

(d) with respect to wages, salaries, bonuses or overtime, sick, vacation or holiday pay or other employee benefits or other employee benefit plans arising out of or attributable to the conduct of Seller's operation of the Systems prior to the Closing Date (except to the extent adjusted for pursuant to Section 3.3(b) hereof in respect of Continuing Employees of Seller who are retained by the Company and Buyer, in which case such obligations will be assumed by the Company and the Buyer to the extent of such adjustment);

(e) with respect to federal income or capital gains taxes or state or local income or franchise taxes arising by virtue of the transactions contemplated by this Agreement; or

(f) any tort, crime or workmen's compensation claim or any other claim based on any acts, omissions or facts occurring prior to the Closing Date which is not disclosed on the Disclosure Schedules.

It is also expressly understood and agreed that, from and after the Closing Date, Buyer will guarantee the full and prompt payment and performance of all liabilities and obligations assumed by the Company under this Agreement, and pay or perform such liabilities and obligations to the extent the Company shall fail to do so.

                                   ARTICLE 4
                              CLOSING TRANSACTIONS
                              --------------------


     4.1  Closing Date.
          ------------

     The closing of the transactions provided for herein (the "Closing") shall
                                                               -------
take place at the offices of Seller's counsel, Rubin Baum Levin Constant & Friedman ("RBLCF"), at 10:00 A.M. local time on the last Business Day of the month in which the parties hereto have satisfied or waived all of the conditions set forth in Section 7.3 (such date and time being hereinafter called the

"Closing Date"), provided that, at the time notice of the satisfaction of such
- -------------
conditions is sent to Buyer as provided below, Seller believes that the conditions in Section 7.1 will be satisfied as of the Closing Date. Seller shall promptly deliver to Buyer notice of the satisfaction of the conditions set forth in Section 7.3, but in no event shall the Closing Date be earlier than January 31, 1995 or later than October 31, 1995 (except as provided in Section 3.3(a)). By mutual agreement, the parties may set a place, time or date for the Closing other than as provided herein; in addition, the parties agree that if, upon the written advice of RBLCF furnished to Buyer, it may be desirable or advantageous to the Seller or its partners (for tax reasons relating to the sale or disposition by Seller of certain of its assets other than the Assets) to postpone the Closing beyond the day which would otherwise be designated as the Closing Date pursuant to the first sentence of this Section 4.1, then the Closing may be postponed from time to time to a date specified by Seller which shall be the earliest practicable date thereafter, but not later than October 31, 1995 (except as provided in Section 3.3(a) hereof). The Closing shall be effective as of the close of business on the Closing Date.

     If by October 31, 1995 (subject to Section 3.3(a)) the conditions referred to in Section 7.3 have not been fulfilled (or waived by Buyer and Seller), then either Buyer or Seller may terminate this Agreement by notice to the other, provided that at the time such notice is given, such conditions have still not been fulfilled and the party giving such notice is not in default of its obligations hereunder which default is the basis of the failure of the condition to be fulfilled. If by January 31, 1995, the conditions set forth in Section 7.1(g) shall not have been satisfied, Buyer may terminate this Agreement by notice to the Seller.

     4.2  Closing Documents.
          -----------------

          (a) At the Closing, Seller will deliver to the Company such deeds, bills of sale, endorsements, assignments, evidence of UCC termination statements and other good and sufficient instruments of conveyance, transfer and consent, all in form and substance reasonably satisfactory to Buyer's counsel, as shall be effective to vest in the Company title to the Assets, free and clear of all liens, claims and encumbrances other than Permitted Liens, and the Company shall deliver to the Seller a certificate or certificates for the Shares, registered in the name of the Seller.

     In addition, at the Closing, Seller will deliver the following documents to the Buyer:

              (1) The certificates representing the Shares issued by the Company to the Seller, with duly executed stock powers attached, together with such documentation as shall be necessary to instruct the Company to cancel such certificates and to issue new certificates for the Shares to be issued by the Company to the Buyer.

              (2) A certificate, dated the Closing Date, of the Managing General Partner (executed by its president or any vice president) to the effect that (i) the representations and warranties of Seller contained in this Agreement were true and correct in all material respects when made and continue to be true and correct in all material respects, and (ii) all agreements, covenants and conditions required by this Agreement to be performed or complied with by Seller and the Managing General Partner prior to or at the Closing have been performed or complied with in all material respects.

              (3) An opinion, dated the Closing Date and addressed to Buyer, from Rubin Baum Levin Constant & Friedman, counsel to Seller, substantially in the form of Schedule 4.2(a) (3) attached hereto.

              (4) An opinion, dated the Closing Date and addressed to Buyer, from Cole, Raywid & Braverman, communications counsel to Seller, substantially in the form of Schedule 4.2(a)(4) attached hereto.

              (5) Copies of the instruments, authorizations, approvals, consents and orders of third parties referred to in Section 7.1(d) hereof.

              (6) The certificate of the Managing General Partner (executed by its president or any vice president) called for in Section 3.3(a) hereof containing a calculation of the Basic Number and Seller's calculation of the estimated net amount of the adjustments pursuant to Section 3.3(b).

              (7) A counterpart of the Closing Escrow Agreement, duly executed on behalf of the Seller.

              (8) An instrument, duly executed by the Managing General Partner and the Seller, to the effect that the existing management agreement between the Managing General Partner and the Seller has been terminated without liability to the Company or the Buyer, effective as of the close of business on the Closing Date, insofar as such agreement relates to the management of the Systems or otherwise deleting the Systems therefrom.

              (9) Resignations of all of the officers and directors of the Company.

          (b) At the Closing, Buyer will make the payments to the Seller and the Closing Escrow Agent required hereunder and will deliver the following documents to Seller:

              (1) A certificate, dated the Closing Date, of Buyer (executed by its president or any vice president) to the effect that (i) the representations and warranties of Buyer contained in this Agreement were true and correct in all material respects when made and continue to be true and correct in all material respects and (ii) all agreements, covenants and conditions required by this Agreement to be performed or complied with by Buyer prior to or at the Closing have been performed or complied with in all material respects.

              (2) An opinion, dated the Closing Date and addressed to Seller, from Sullivan & Worcester, counsel to Buyer, substantially in the form of
Schedule 4.2(b)(2) attached hereto.

              (3) The Company shall have delivered to Seller on the Closing Date an assumption instrument executed by the Company, in form and substance reasonably satisfactory to counsel to Seller, of the liabilities, obligations and commitments of Seller set forth in Section 3.4 hereof.

              (4) If the Buyer shall dispute Seller's calculation of the Basic Number, then a certificate of the Buyer's President or any Executive or Senior Vice President setting forth the nature and extent of such dispute and Buyer's calculation of the Basic Number, and if Buyer shall dispute Seller's calculation of the estimated net amount of the adjustments pursuant to Section 3.3(b), a certificate of Buyer's President or any Executive or Senior Vice President setting forth the nature and extent of such dispute and Buyer's calculation of the estimated net amount of such adjustments.

              (5) A counterpart of the Closing Escrow Agreement, duly executed on behalf of the Buyer.

     4.3 Further Assurances. From time to time, at Buyer's request and expense,
         ------------------
and without further consideration, Seller will duly execute, acknowledge, deliver and perform all such further acts, deeds, assignments, transfers and conveyances as may be reasonably required to convey to and vest in the Company all of Seller's right, title and interest in and to the Assets and to perfect Buyer's right, title and interest in and to the Shares, and will take such other action and execute such other instruments as Buyer may reasonably request to more effectively carry out the intent of this Agreement and to put the Buyer and the Company in actual possession and control of the Assets and the Systems.

                                   ARTICLE 5
                         REPRESENTATIONS AND WARRANTIES
                         ------------------------------

     5.1   Seller's Representations and Warranties.
           ---------------------------------------

     To induce Buyer to enter into this Agreement, Seller hereby represents and warrants that, except as otherwise set forth on the disclosure schedule attached hereto as Schedule 5.1 (the "Disclosure Schedule"), the following statements are
                             -------------------
true and correct as of the date hereof and will be true and correct on the Closing Date in all material respects:

          (a) Organization and Qualification. The Seller is a limited
              ------------------------------
partnership duly organized and existing under the laws of the State of Delaware. Each of the Managing General Partner and the Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. Each of the Seller, the Managing General Partner and the Company has all requisite power and authority to own or lease its properties and to conduct its business in the manner and in the places where such properties are owned or leased and such business is conducted by it. The copies of the corporate charter and the bylaws of the Managing General Partner and the Company heretofore delivered to Buyer, are complete and correct copies thereof as amended to the date of this Agreement. Each of the Seller, the Managing General Partner and the Company is duly and validly qualified to conduct business as a foreign corporation or partnership, as the case may be, in and is in good standing in, each state wherein the character of the properties owned or the nature of the activities conducted by such entity, respectively, make its qualification as a foreign corporation or partnership, as the case may be, necessary; except where the failure to so qualify would not have a Material Adverse Effect.

          (b) Authority of Seller. The Seller has delivered to Buyer a true and
              -------------------
complete copy of the Partnership Agreement as in effect on the date of execution and delivery of this Agreement. This Agreement has been duly executed and delivered by Seller and, subject to obtaining the approval of the Limited Partners of the Seller referred to in Section 7.3(c) below, which Seller will use its best efforts to obtain by January 31, 1995, will be the legal, valid and binding obligation of Seller, enforceable in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, reorganization, insolvency, moratorium or other similar laws from time to time in effect affecting creditors' rights generally or by principles governing the availability of equitable remedies (collectively, the "Exceptions"). Neither the execution and delivery of this Agreement by Seller,
 ----------
nor the performance by Seller of its obligations hereunder, does or will (i) conflict with or result in a breach of (or, except as set forth on the Disclosure Schedule, give rise to any right of termination or acceleration of) any material lease, contract or other agreement or instrument by which the Seller is an obligor or guarantor or to which any material asset of the Seller is subject, (ii) result in the creation or imposition of any lien, claim or encumbrance upon or interest in the Assets or upon the Shares, (iii) violate any judgment or order of any court or governmental authority to which the Seller is subject, or (iv) conflict with or result in a breach of the organizational documents of Seller or the Company.

          (c) Financial Condition. (i) Buyer has received true and complete
              -------------------
copies of the Financial Statements. Such Financial Statements, including the related notes, if any, have been (and the financial statements to be delivered pursuant to Section 6.1(a), when delivered, will have been) prepared in accordance with generally accepted accounting principles consistently applied (except that unaudited statements may omit footnotes) and such Financial Statements fairly present (and the financial statements to be delivered pursuant to Section 6.1(a) hereof when delivered, will fairly present), in all material respects, the financial position and results of operations of the Seller or the Systems (as the case may be) as of the dates and for the periods covered thereby subject, in the case of interim quarterly financial statements, only to customary year-end audit adjustments.

          (d) Consents. The Disclosure Schedule sets forth a true and complete
              --------
list of the Franchises, the MDU Agreements, the Pole Rental Leases, the FCC Licenses and the Retransmission Consent Agreements (and specifies, in respect of the Franchises and the MDU Agreements, the respective areas covered thereby and the expiration dates thereof) (the "Material Agreements"), and all other
                                    -------------------
material agreements to which Seller is a party and which are material to the ownership or operation of the Systems or the Assets (the "Other Material
                                                          --------------
Agreements"), and indicates any such agreements which are material to the
- ----------
operation of any System and which are not to be assigned to or assumed by the Company hereunder. Also set forth on the Disclosure Schedule is a list of the consents and approvals which the parties have agreed are required to be obtained in connection with the transactions contemplated hereunder (i) under the Franchises (the "Required Franchise Consents"), (ii) under the MDU Agreements
                 ---------------------------
(the "Required MDU Agreement Consents"), (iii) under the FCC Licenses (the
      -------------------------------
"Required FCC Consents"), (iv) under the Pole Rental Leases (the "Required Pole
 ---------------------                                            -------------
Rental Consents"), (v) under the Retransmission Consent Agreements (the
- ---------------
"Required Retransmission Consent Agreement Consents"), or (vi) under the Other
 --------------------------------------------------
Material Agreements (the "Required Other Consents"). The
                          -----------------------
consents and approvals referred to in subsections (i) through (vi)
of the preceding sentence are collectively referred to herein as the
"Required Consents".
 -----------------

          (e) Agreements. The Seller has delivered to Buyer a true and complete
              ----------
copy of each Material Agreement and Other Material Agreement which includes any agreement which relates to any System and which involves unpaid aggregate payment obligations (including contingent payment obligations) which are to be assumed by the Company of more than $50,000 and which will be in effect as of the Closing Date. All such agreements are listed on the Disclosure Schedule. The Seller (and, as of the date hereof and to the knowledge of the Seller, each other party to the agreements referred to in this Section 5.1(e)) are not in default under any of the agreements listed on such Disclosure Schedule. All of such agreements are valid, subsisting, in full force and effect and binding upon the Seller except for such agreements where the failure to be valid, subsisting, in full force and effect or binding does not have a Material Adverse Effect.

          (f)  Assets.
               ------

              (i) The Disclosure Schedule contains a description of all real property constituting a part of the Assets and all other rights in real property set forth in a writing in Seller's possession which are owned or leased by the Seller and constitute a part of the Assets. All leases of real and personal property constituting a part of the Assets are valid, subsisting, enforceable (subject to the Exceptions), and binding upon the Seller and, to the knowledge of the Seller, upon the other parties thereto in accordance with their terms (except for such instances which do not have a Material Adverse Effect), and neither the Seller nor, to the knowledge of the

          Seller as of the date hereof, any other party thereto is in default thereunder in any material respect, which default could have a Material Adverse Effect. As of the Closing Date the Seller has, and upon the Closing the Company will have, good title in and to the Assets, free and clear of all liens and encumbrances except for Permitted Liens.

              (ii) The Assets (a) meet, in all material respects, the requirements, standards, rules and regulations of the Franchises and the Franchising Authorities, (b) comply, in all material respects, with applicable ordinances and regulations and building, zoning, and other laws (except for such noncompliance as does not have a Material Adverse Effect), and (c) are in good working condition, ordinary wear and tear excepted and are suitable for use in the operation of the Systems as heretofore operated.


     (g) Absence of Certain Changes. From June 30, 1994 to the date hereof, except as set forth on the Disclosure Schedule or on the Financial Statements, the Seller has not:

              (i) mortgaged, pledged or subjected to any material lien or encumbrance any of the Assets, tangible or intangible, other than Permitted Liens;

              (ii) had any material difficulties relating to any System with unions or any other material labor difficulties or work stoppages;

              (iii) suffered any material extraordinary losses relating to any System or waived any rights of material value relating to any System;

              (iv) entered into any material transaction relating to any System not in the ordinary course of business;

              (v) had any change in its Assets which is material to the Condition of any System, or any change in the nature of its business of any System or manner of conducting business relating to any System (changes in personnel shall not be considered changes in the manner of conducting business for purposes of this subparagraph), which have had or may reasonably be expected to have a Material Adverse Effect;

              (vi) engaged in any marketing practices with respect to any System substantially different than those described on the Disclosure Schedules; or

              (vii) increased any compensation arrangements with any System employee except salary increases and changes in bonus or commission arrangements of no more than 10% in the aggregate or severance or bonus arrangements to be paid by the Seller which are not to be assumed by the Company at the Closing.

          (h)  Litigation, Etc.  Except as set forth on the Disclosure Schedule:
               ---------------

              (i) Other than with respect to Rate Regulatory Matters, no action, litigation, arbitration or other proceeding (and, to the knowledge of the Seller, no governmental investigation) is pending by or against or, to the knowledge of the Seller, threatened against the Seller or any System which could reasonably be expected to have a Material Adverse Effect; and

              (ii) The Seller is not subject or party to any judgment or order of or stipulation with any court or other governmental authority, nor is it now or has it been in violation of any provision of any law, license, permit, approval or authorization (including applicable wage and hour, equal employment, safety and other provisions of law relating to its employees), which violation has had or could reasonably be expected to have a Material Adverse Effect.

          (i) Employees and Employee Benefit Plans. (i) The Disclosure Schedule
              ------------------------------------
lists all employees of the Systems whose annual total compensation exceeded $75,000 for the fiscal year ended December 31, 1993, and their compensation for such fiscal year, and all pension, retirement, profit-sharing, option, variation, severance, bonus, medical, insurance and other benefit or incentive plans covering the employees of the Systems (collectively, the "Employee
                                                                --------
Plans"). True and complete copies of all Employee Plans have been delivered to
- -----
Buyer. Each Employee Plan which is intended to be qualified under Section 401(a) of the Code, and each related trust intended to be exempt from taxation under
Section 501(a) of the Code has received a favorable determination letter from the Internal Revenue Service.

          (ii) With respect to each Employee Plan:

                  (a) the Seller is in compliance in all material respects with any and all statutes, orders and governmental rules and regulations currently in effect including the Code and ERISA, applicable to each such Plan, and all returns and reports applicable to each such Plan have been timely filed.

                  (b) the Seller has made all contributions to each such Plan required by the terms of such Plan.

                  (c) no such Plan is subject to Part 3 of Subtitle B of Title I of ERISA, Section 412 of the Code or Title IV of ERISA.

                  (d) the Seller has not engaged in any "prohibited transaction"
              as defined in Section 406 of ERISA which would subject the Seller to either a civil penalty assessed pursuant to Section 501 of ERISA or a tax imposed by Section 4975 of the Code and which would have a Material Adverse Effect.

              (iii) To Seller's knowledge, no ERISA Affiliate has at any time maintained a plan subject to Title IV of ERISA. To Seller's knowledge, no ERISA Affiliate has engaged in any prohibited transaction as defined in Section 406 of ERISA or Section 4975 of the Code which could have a Material Adverse Effect. To Seller's knowledge, no ERISA Affiliate has outstanding any violation of COBRA which could have a Material Adverse Effect.

              (iv) No litigation pending or, to the knowledge of Seller, threatened, exists with respect to any terminated employee benefit plan.

              (v) The Seller knows of no efforts to attempt to organize any of the employees of the Systems, and no strike or material labor dispute involving any System has occurred in the last three years nor, to the knowledge of the Seller, is any threatened. None of the employees of the Systems is represented by any labor union nor are there any collective bargaining agreements otherwise in effect with respect to such employees.

          (j) Insurance. The Disclosure Schedule lists all insurance policies
              ---------
maintained by the Seller and relating to the Systems, all of which policies are in full force and effect. The Seller is in compliance in all material respects with all requirements of insurance carriers applicable to its business activities relating to the Systems, except for such noncompliance as would not reasonably be expected to have a Material Adverse Effect.

           (k) Taxes. All federal, state, county and local tax returns, reports
               -----
and declarations of estimated tax or estimated tax deposit forms required to be filed by the Seller have been duly filed. Except for assessments challenged in good faith as set forth on the Disclosure Schedule, the Seller has paid all material taxes which have become due pursuant to such returns or pursuant to any material assessment received by or on behalf of them, and has paid all installments of estimated taxes computed by Seller as due. All material taxes, levies and other assessments which the Seller is required by law to withhold or to collect have been duly withheld and collected, and have been paid over to the proper governmental authorities or are held by the Seller for such payment.

           (l) Broker, Finders, Etc. Other than Waller Capital Corporation, the fee of which will be paid by Seller, the Seller has not employed, and is not subject to any claim of, any broker, finder, consultant or intermediary in connection with the transactions contemplated by this Agreement who might be entitled to a fee or commission from Buyer or the Company upon consummation of the transactions contemplated hereunder.

           (k)  Operation of the Systems.
                ------------------------

              (i) Each Franchise, and the MDU Agreements covering an aggregate of not less than 90% of the Basic Subscribers covered by MDU Agreements (the "Material MDU Agreements"), are the validly existing,
                           -----------------------
          legally enforceable obligation of Seller (subject to the Exceptions) and, to the best of Seller's knowledge, the other parties thereto. The Seller is validly and lawfully operating the Systems under each Franchise and the Material MDU Agreements, taken together as a whole, in all material respects. The Seller has duly complied in all material respects with all of the terms and conditions of each Franchise and the Material MDU Agreements, taken together as a whole, and has not done or performed nor failed to do or perform any act which would invalidate its rights under any Franchise or the Material MDU Agreements, taken together as a whole, or its rights to a renewal of any Franchise or the Material MDU Agreements, taken together as a whole. Seller has no knowledge of any breach by the other parties to any Franchise or the Material MDU Agreements, taken together as a whole. No Franchising Authority has advised Seller in writing, or otherwise formally notified Seller in accordance with the terms of the applicable Franchise, of its intention to deny renewal of an existing Franchise. Seller has timely filed notices of renewal in accordance with the Communications Act with all Franchising Authorities with respect to each Franchise expiring within 36 months after the date of this Agreement (the "Renewal Franchises"). Such notices of renewal have been filed
           ------------------
          pursuant to the formal renewal procedures established by Section 626(a) of the Communications Act. The Disclosure Schedule sets forth a list of all complaints filed pursuant to the Communications Act and received by the Seller designated as "valid", and further sets forth those Franchises that have been certified or, to the Seller's knowledge, filed for certification under the Communications Act with respect to rate regulation and enforcement of FCC customer service standards. The Seller has paid all required franchise fees being charged in respect to the Systems and such current franchise fees are set forth on the Disclosure Schedule.

              (ii) The Seller has not made any material commitments in writing to any state, municipal, local or other governmental commission, agency or body with respect to the operation and construction of the Systems which are not fully reflected in the Franchises or the MDU Agreements. The Seller has not entered into any written agreements with community groups or similar third parties restricting or limiting the types of programming that may be shown on the Systems. Seller has delivered to Buyer true, complete and correct copies of all material correspondence in Seller's possession with any Franchising Authority regarding customer service with respect to the Systems.

              (iii) The construction, maintenance and operation of the Systems have been and are being conducted in compliance, in all material respects, with all provisions of applicable state and municipal and other laws, and administrative rules and regulations applicable thereto, including, without limitation, the Communications Act and the rules and regulations of the Federal Aviation Administration, all applicable rules and regulations of the state, municipal, local or other governmental commission, agency or body, if any, charged with the regulation of cable television systems in the jurisdictions in which the Systems are located (collectively, the "Local Authorities"),
                                                            -----------------
          and all applicable provisions of the National Electric Code and the National Electric Safety Code, except for such noncompliance as, either individually or in the aggregate, does not have a Material Adverse Effect. Without limiting the generality of the foregoing, the aerial plant of the Systems, including trunk and distribution cables, is connected in accordance with the terms of the Franchises and industry standards and is at the approved height therefor; all underground cable used by the Systems has been buried in accordance with the terms of the Franchises and industry standards, except for such noncompliance as, either individually or in the aggregate, does not have a Material Adverse Effect.

              (iv) The Seller has delivered to Buyer copies of all of its existing design maps for the Systems.

              (v) Each Person upon, over or under whose property are located, maintained, installed or operated any of the properties or assets of the Systems (other than drop lines running from cables to subscriber dwellings, which do not cross any property other than the property of such subscribers) has granted to the Seller a valid, binding and enforceable (subject to the Exceptions) agreement, each of which is in full force and effect except in those cases where the failure to be valid, binding, enforceable or in full force and effect does not have a Material Adverse Effect. Other than as set forth on the Disclosure Schedules, the Seller has not received any written notice that the

          Seller is violating any rights of any person or entity regarding any easements related to the Systems.

              (vi) The Disclosure Schedule sets forth all of the signals carried by the Systems. The Seller has necessary authorizations from the FCC and broadcast stations to carry and to continue to carry and use in the conduct of the business of the Systems all of the signals now being carried. The Seller is operating the Systems in compliance in all material respects with the provisions of the Communications Act and the rules and regulations of the FCC relating to carriage of signals, syndicated exclusivity, network non-duplication, and retransmission consent. With respect to the must carry and retransmission consent provisions of the Communications Act and the rules and regulations of the FCC, the Seller (in operating the Systems) has (a) duly and timely notified "local commercial television stations" of inadequate signal strength or increased copyright liability, if applicable, (b) duly and timely notified non-commercial educational stations of the location of the Systems' principal headends, (c) duly and timely notified subscribers of changes in the channel alignment of the Systems, (d) duly and timely notified "local commercial and noncommercial television stations" of the broadcast signals carried on the Systems and their channel positions, (e) maintained the requisite public file identifying broadcast signal carriage, (f) carried the broadcast signals after June

          1, 1993 on the Systems for "local commercial television stations" that elected must carry status and, if required, up to two "qualified low power stations", and (g) obtained retransmission consents for all broadcast signals carried on the Systems after October 5, 1993, except for the signals carried pursuant to a must carry election. No written notices or demands have been received from the FCC, from any television station, or from any other person, company, station, governmental agency or unit claiming to have a right or objection challenging the right of the Systems to carry any signal or deliver the same, or challenging the channel position on which any television station is carried. Seller has furnished or made available to Buyer true, correct and complete copies of all notices and inquiries provided to the Systems relating to syndicated exclusivity and network nonduplication for all periods prior to the Closing Date.

              (vii) The Seller has filed all reports, notifications and other documents required to be filed with respect to the Systems with the FCC. Without limiting the generality of the foregoing, (a) the Seller has submitted to the FCC all filings, including, without limitation, cable television registration statements, annual reports (including, without limitation, Form 325 Annual Reports of Cable Television Systems, Form 395A Annual Employment Reports, and Form 320 signal leakage reports), and aeronautical frequency usage notices related to the Systems that are required under the rules and regulations of the FCC, (b) the operation of the Systems has been and is in compliance with the Communications Act and the rules and regulations of the FCC and the Seller has not received any notice from the FCC of any violation of said Act, rules, or regulations, (c) the Seller has timely provided all subscriber notices required by the rules and regulations of the FCC, (d) the Seller is, and since 1986 has been, certified as in compliance with the FCC's equal employment opportunity rules, (e) the Systems are in compliance with the FCC's technical standards, (f) the Seller and the Systems are in compliance, as required, with the FCC's consumer electronics equipment compatibility rules including all subscriber notice requirements thereunder, (g) to the extent required by the rules and regulations of the FCC, the Seller has conducted all system and microwave tests and all Cumulative Leakage Index ("CLI") related tests applicable to the
                                         ---
          Systems, has corrected any radiation leakage of the Systems required to be corrected in connection with monitoring obligations under such rules and regulations, and has otherwise complied in all material respects with all applicable CLI rules and regulations in connection with the operation of the Systems, and (h) the Seller has maintained appropriate log books and other recordkeeping that accurately and completely reflect in all material respects all results required to be shown thereon. The Seller has made available to Buyer true, correct and complete copies of all reports and filings with respect to the Systems for the one year period preceding the date of this Agreement made or filed by the Seller pursuant to FCC rules and regulations, and will make available to Buyer all other past reports and filings with respect to the Systems made or filed by the Seller pursuant to FCC rules and regulations.

              (viii) The Seller's operation of the Systems is in compliance with the Copyright Act of 1976, as amended, and with all applicable rules and regulations of the United States Copyright Office. The Seller has filed all reports, notices and statements of account and has made all other requisite filings and payments with the United States Copyright Office. The Seller has deposited with the Register of Copyrights all amounts required to be deposited therewith. All the reports, notices and statements of account which have been filed are accurate and complete in all material respects. The Seller has obtained, and operated in material compliance with, all necessary affiliation agreements, copyright licenses and authorizations for all material (including all cable networks and all local programming and commercial insertions) carried on the Systems. The Seller has furnished or made available to Buyer true, correct and complete copies of all filings with the United States Copyright Office with respect to the Systems that have been made in the three year period preceding the date of this Agreement. There are no currently outstanding claims against the Systems with respect to any secondary or other transmission by or through the Systems or any other act that is a material infringement under the Copyright Act of 1976, as amended.

              (ix) The Systems have been constructed and equipped to deliver down stream and are capable of delivering not less than 550 Mhz to all customers in accordance, in all material respects, with the specifications established by the FCC. Not less than 42,000 SA 8580 converters are being used in the Systems and constitute a portion of the Assets, and not less than 40 miles of the Systems' plant has been rebuilt with a fiber backbone.

              (x) Except as set forth on the Disclosure Schedules, no written complaints or demands have been received from any Franchising Authority, subscriber or other interested party challenging the rates charged by Seller to Basic Subscribers at the Systems for cable television service. Seller has delivered to Buyer or made available for Buyer's inspection, true, correct, and complete specimen copies of
          (i) all FCC Forms 393 filed with Franchising Authorities and/or the FCC and will deliver as soon as available all FCC Forms 1200, 1205, 1210, 1215 and 1220s that are prepared with respect to the Systems,
          (ii) all material
          correspondence with any governmental body, subscriber, or other interested party relating to rate regulation generally or specific rates charged to subscribers of the Systems, including, without limitation, any complaints filed with the FCC with respect to any rates charged to subscribers of the Systems, and (iii) any documentation supporting an exemption from the rate regulation provisions of the Communications Act claimed by the Seller with respect to the Systems.

              (xi) The Seller has received no requests for carriage of commercial leased access programming on the Systems which are currently pending. The Systems do not carry promotional cablecasts of premium channels that include programming rated X, NC-17, or R.


              (xii) The Disclosure Schedule indicates which television signals carried by the Systems are carried pursuant to must-carry elections and which signals are carried pursuant to Retransmission Consent Agreements. Seller has delivered to Buyer full and complete copies of all Retransmission Consent Agreements. For each commercial television signal on each System that has elected must-carry status, but that is not being carried because of signal quality problems or potential copyright liability, the Disclosure Schedule lists the signal and the reason for non-carriage.

              (xiii) As of the Closing Date, the Seller will have maintained a controlling ownership in each System in its entirety for at least 36 consecutive months following the initial construction or acquisition of each such System by the Seller, and the consummation of the transactions contemplated by this Agreement will not otherwise violate the three-year holding period requirement set forth in Section 617 of the Communications Act and the FCC rules and regulations promulgated thereunder.

              (xiv) The number of Basic Subscribers as of September 23, 1994, was not less than 71,000.

          (n) Compliance with Environmental Matters. Except as set forth on the
              -------------------------------------
Disclosure Schedule:

              (i) The operations and activities of the Seller with respect to the Systems comply and have complied in all material respects with all applicable Environmental Laws and all rules and regulations promulgated thereunder.

              (ii) The Seller has delivered or made available to Buyer true and complete copies of all environmental site assessments, reports and studies in the Seller's possession made in the last five years relating to the real property constituting a part of the Assets (the "Real Property").
           -------------

              (iii) The Real Property has not been used by the Seller, or, to the knowledge of the Seller, any other Person for the manufacture, refining, treatment, storage or disposal of any Hazardous Materials.

              (iv) No Release or Cleanup has occurred at the Real Property which, to the knowledge of the Seller, is reasonably likely to result in the assertion or creation of a material lien on the Real Property by any governmental body or agency with respect thereto.

              (v) The Seller has not received any notice or order from any governmental agency or private or public entity advising it that it is responsible for or potentially responsible for Cleanup of any Hazardous Material or any other waste or substance on any Real Property, nor does the Seller have a basis for believing that there is a reasonable likelihood of any such notice or order. The Disclosure Schedule lists each such notice or order which the Seller has received. The Seller has not entered into any agreements concerning any such Cleanup.

              (vi) To the knowledge of the Seller, the Real Property does not contain any: (a) underground storage tanks; (b) underground injection wells; (c) septic tanks in which any Hazardous Materials in material quantities have been disposed; (d) asbestos; or (e) equipment using PCBs.

          (o) Material Information. Financial Statements and the representations and warranties made by Seller in this Agreement (including the Disclosure Schedule), when read in conjunction with each other, do not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements herein or therein not misleading.

     5.2  Buyer's Representations and Warranties.
          --------------------------------------

     To induce Seller to enter into this Agreement, Buyer hereby represents and warrants to Seller that the following statements are true and correct as of the date hereof and will be true and correct on the Closing Date in all material respects:

           (a) Organization and Qualification. Buyer is a corporation duly
               ------------------------------
organized, validly existing and in good standing under the laws of the State of Maryland. Buyer has all requisite power and authority to own or lease its properties and to conduct its business in the manner and in the places where such properties are owned or leased and such business is conducted by it.

           (b) Authority of Buyer. Subject to obtaining the Required Consents
               ------------------
and the expiration or termination of all applicable waiting periods under the Hart-Scott Act, the making and performance by Buyer of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary corporate action and do not and will not in any material respect violate any material provision of law, rules, regulations, decrees or orders (including, without limitation, any FCC rule or regulation with respect to cross-ownership of media properties); or conflict with or result in a material breach of, or constitute a material default under, any indenture or other agreement or instrument by which Buyer or any of its properties may be bound or affected; or result in, or require, the creation or imposition of any lien upon or with respect to any properties of Buyer; or require the consent or approval of any third party.

           (c) Enforceability. This Agreement constitutes the legal, valid and
               --------------
binding obligation of Buyer enforceable in accordance with its terms, subject to the Exceptions.

           (d) Brokers, Finders, etc. Neither Buyer nor anyone on its behalf has
               ---------------------
retained any broker, finder or agent or agreed to pay any brokerage fee, finder's fee or commission with respect to the transactions contemplated by this Agreement.

           (e) Financing. Buyer has sufficient cash on hand and availability
               ---------
under its existing loan facilities to pay the Purchase Price hereunder. Buyer expressly acknowledges and agrees that if it is unable to consummate the transactions contemplated hereunder because it does not have sufficient funds to do so (whether pursuant to the above referenced loan facilities or otherwise) Seller shall be entitled to terminate this Agreement and cause the Contract Escrow Agent to pay to Seller the entire balance of the Contract Escrow Amount, all as provided in the Contract Escrow Agreement.

           (f) Litigation, etc. No action, litigation, arbitration or other
               ---------------
proceeding (and, to the knowledge of the Buyer, no governmental investigation) is pending by or against or, to the knowledge of the Buyer, threatened against the Buyer which has a Material Adverse Effect on the ability of Buyer to consummate the transactions contemplated hereunder. The Buyer is not subject or party to any judgment or order of or stipulation with any court or other governmental authority, nor is it now or has it been in violation of any provision of any law, license, permit, approval or authorization, which violation has a material adverse effect on the ability of the Buyer to consummate the transactions contemplated hereunder.

           (g) Material Information. The representations and warranties made by
               --------------------
Buyer in this Agreement do not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements herein not misleading.

                                   ARTICLE 6
                          ACTIVITIES PRIOR TO CLOSING
                          ---------------------------


     6.1  Seller's Covenants .  Seller covenants and agrees that from and after
          -------------------
the execution and delivery of this Agreement to and including the Closing Date:

           (a) Buyer Access; Financial Statements. Seller will give to Buyer and
               ----------------------------------
its representatives reasonable access (during normal business hours and on reasonable advance notice) to all of its properties, books, contracts, documents and records pertaining to the Assets and the Systems. Without limitation, Seller will furnish to Buyer, as soon as practicable after such are available, copies of any quarterly or year-end financial statements relating to the Systems (but no later than 45 days after the end of each fiscal quarter in the case of quarterly statements and 90 days after the end of the fiscal year in the case of year-end statements).

           (b) Operation of the Systems. Seller shall operate the Systems only
               ------------------------
in the ordinary course of business as previously conducted, in all material respects, and in accordance with the terms of the Franchises and the FCC Licenses and in material compliance with all applicable laws, rules and regulations, subject to the restrictions contained in this Agreement. It is expressly agreed that operation of the Systems in the ordinary course shall include the marketing programs described on Schedule 6.1(b) attached hereto, which may be implemented by Seller in its sole discretion. In addition, notwithstanding anything contained in this Agreement to the contrary, the Seller shall not be obligated to make any expenditures or incur any liability in respect of a capital asset which would, under generally accepted accounting principles, be classified as a capital expenditure except for Ordinary Course Capital Expenditures which are consistent with the operation of the Systems in the normal and ordinary course of business and which the Seller shall make or incur in material accordance with the provisions of Schedule 1.2 subject to unforeseen events beyond Seller's control. In addition, it is also expressly agreed that Seller shall be free to sell and convey any or all of the First Refusal Systems or First Refusal Areas to the respective granting authority, municipality or third party in connection with the exercise thereof of rights granted in any Franchise or MDU Agreement with respect thereto and any First Refusal System or First Refusal Area so conveyed or transferred shall no longer be deemed a "System" or part of a "System" hereunder and shall be deemed deleted from Schedule A hereto, and any consent required under any Material Agreement
     ----------
conveyed or transferred as part of, or any FCC consent no longer necessary as a consequence of, the transfer of, such First Refusal System or First Refusal Area shall no longer be deemed a Required Consent hereunder.

           (c) Interference with Agreement. Seller shall not take any action
               ---------------------------
which would in any manner materially interfere with the carrying out of the transactions contemplated by this Agreement.

           (d) Employees. Without Buyer's prior written consent, no increase shall be made in the compensation, bonuses or commissions payable or to become payable by it to any of its officers, employees or agents who render services in connection with the Systems except in accordance with existing employment agreements, except for increases of no more than 10% in the aggregate compensation payable to any employee or officer, and except for any bonus or severance or other compensation which is to be paid by Seller. Except as set forth in the Disclosure Schedule, no arrangement shall be made for any new profit sharing, pension or retirement plan relating to employees or agents who render services in connection with the Systems, and no material change shall be effected in management, personnel policies or employee benefits.

           (e) Preservation of Business. Except as otherwise requested by Buyer,
               ------------------------
Seller will use reasonable efforts to preserve and maintain intact the business and properties of the Systems, to keep available to Buyer the services of its present employees rendering services in connection with the Systems (except for those employees that are also shareholders of the Managing General Partner or are listed in the Disclosure Schedule), to preserve for Buyer the goodwill of the suppliers (including programming suppliers), advertisers, subscribers, and others having business relations with the Systems, and to generally maintain the reputation of the Systems. In particular, representatives of Buyer and Seller shall meet periodically to discuss the long-term competitive positioning of the Systems in their industry and the actions being taken by the Buyer's affiliates in the State of Michigan with respect to competitive conditions; Seller shall cause the Systems to take all reasonable steps requested by Buyer to bring its operation of the Systems into line with those of Buyer's affiliates in the State of

Michigan with regard to such long-term competitive positioning, provided that Seller shall not be required to incur any costs, liabilities or obligations or to make any expenditures as a result of such requests except (a) special expenditures with the written approval and at the sole cost and expense of Buyer and (b) Ordinary Course Capital Expenditures required to be made under Section 6.1(b). In order to facilitate the transition, Seller agrees that, as soon as Buyer has obtained Required Franchise Consents or Renewal Franchises with respect to Franchises covering at least 50,000 Basic Subscribers, Buyer may, but is not obligated to, assign its management personnel at its cost to work in the Systems, subject to Seller's general authority and supervision.

           (f) Required Consents; Renewal Franchises. Seller will use its best
               -------------------------------------
efforts to obtain the Required Consents prior to the Closing. In addition, Seller shall use its best efforts to obtain, prior to the Closing, a renewal or extension with respect to the Franchises noted on the Disclosure Schedule which either have expired or are scheduled to expire prior to December 31, 1995, to satisfy the conditions of Section 7.1(d). Seller shall not accept any such Renewal Franchise, which shall impose obligations not contained in the expired or expiring Franchise which would have to be performed by Buyer following the Closing Date and which are materially more burdensome than the obligations set forth in the existing Franchise, unless Buyer shall consent to such obligations, which consent shall not be unreasonably withheld, or unless such obligations are otherwise imposed by law, including obligations arising under the

Communications Act and the rules and regulations promulgated thereunder.

           (g) Insurance. The Seller will, to the extent it is able to do so
               ---------
without any material increase in premiums, (i) maintain the insurance policies listed on the Disclosure Schedule, or insurance policies providing substantially equivalent coverage, in full force and effect through the Closing insofar as such relate to the Systems, (ii) use the proceeds of any claims for loss with respect to the Systems under such policies, to repair, replace, or restore to their former condition any Assets which may be damaged by fire or other casualty, all as soon as reasonably practicable and (iii) comply in all material respects with all material requirements of its insurance carriers insofar as such relate to the Systems. The Seller will promptly notify the Company and the Buyer of any insurance policies which the Seller chooses not to maintain as a result of a material increase in premiums.

           (h) Books and Records. The Seller will maintain its books and records
               -----------------
with respect to the Systems in all material respects in accordance with prior practice.


           (i) Compliance with Laws. Except with respect to Rate Regulatory
               --------------------
Matters, the Seller will operate the Systems in all material respects in accordance with the FCC Licenses and Franchises, and comply in all material respects with all laws, rules and regulations applicable to it, including the regulations of the FCC, the FAA, the Franchising Authorities and the United States Copyright Office.

           (j) Filings and Reports. The Seller will provide to Buyer, promptly
               -------------------
after filing thereof, copies of all material reports to and other material filings with the FCC and the Copyright Office relating to the Systems made after the date hereof.

           (k) Notices. The Seller will provide to Buyer, promptly upon receipt
               -------
thereof, a copy of (i) any notice from the FCC or any Franchising Authority or other governmental authority of the revocation, suspension, violation, or material limitation of the rights under, or of any proceeding for the revocation, suspension, or material limitation of the rights under (or that such authority may in the future, as the result of failure to comply with laws or regulations or for any other reason, revoke, suspend, or materially limit the rights under) any FCC License, Franchise or the Material MDU Agreements and (ii) all protests, complaints, challenges or other documents filed with the FCC by third parties concerning any of the Systems which if adversely determined could, either individually or in the aggregate, have a Material Adverse Effect, and, promptly upon the filing or making thereof, copies of their responses to such filings.

           (l) Litigation or Other Action. The Seller will notify Buyer promptly
               --------------------------
after learning of the institution or written threat of any action against the Seller with respect to any System, or against any System, in any court, or any action against the Seller relating to any System before the FCC or any Franchising Authority, and notify Buyer promptly upon receipt of any administrative or court order relating to any of the Assets, which is material to the ownership or operation thereof.

           (m) Franchise Amendments. Seller shall not amend or file proposals to
               --------------------
amend in any material respect any Franchise, except as required by law or any Franchise or in connection with obtaining Renewal Franchises as provided in subsection (f) of this Section 6.1, or except as consented to by Buyer, which consent shall not be unreasonably withheld.

           (n) Other Transactions. Except with respect to Rate Regulatory
               ------------------
Matters, the Seller will not enter into any transaction or take any action which individually or in the aggregate could have a Material Adverse Effect.

           (o) Programming. The Seller will maintain without addition, deletion
               -----------
or other material change the tiering format set forth on the Disclosure Schedule, except as otherwise required by applicable law or the Franchises.

           (p) Retransmission Consents. Subject to applicable law, Seller shall
               -----------------------
not enter into any agreements or arrangements under which the Seller would agree to compensate in any manner broadcasters for the right to carry on any of the Systems local television signals which are otherwise available over-the-air to consumers in the areas served by the Systems, other than (i) agreements or arrangements which by their terms terminate on or prior to the Closing Date and thereafter do not subject the Buyer or the Company to any obligation, or (ii) agreements or arrangements to which Seller has requested Buyer's consent (including agreements or arrangements which terminate on or prior to October 31, 1995), which consent shall not be unreasonably withheld.

           (q) Environmental Reports. The Seller shall deliver to Buyer copies of any future environmental site assessments, reports and studies prepared by or on behalf of the Seller that pertain to the Real Property.

     6.2  Hart-Scott Act.
          --------------

     As promptly as practicable, but in no event later than 30 days following the execution and delivery of this Agreement, the parties shall file all necessary premerger notification forms with the Federal Trade Commission and the Department of Justice together with any necessary Exhibits thereto. Thereafter, each party shall use its respective best efforts to cause the waiting period under the Hart-Scott Act to expire as promptly as possible, including promptly furnishing such additional materials or information as shall be requested in connection therewith. The filing fees for such premerger notification forms shall be paid one-half by Seller and one-half by Buyer.

     6.3  Regulatory and Other Matters.
          ----------------------------

     The parties shall cooperate in the timely and expeditious preparation and prosecution of applications and requests for consent to federal, state or local authorities (including, without limitation, the FCC) and other parties for the obtaining, as of or prior to the Closing, of all of the Required Consents.

     6.4  Buyer's Covenants.
          -----------------

           (a) Breach of Representations and Warranties. Promptly upon the
               ----------------------------------------
occurrence of any event which, to Buyer's knowledge, would constitute a breach, or would have constituted a breach had such event occurred or been known to Buyer prior to the date hereof, of any of the representations and warranties of Buyer contained in Section 5.2, Buyer shall give notice thereof to Seller and shall use its reasonable best efforts to promptly remedy the same. Promptly upon becoming aware of any matter which constitutes or could constitute a breach of any representation or warranty made by Seller in this Agreement, Buyer shall give written notice thereof to Seller such that Seller shall have a reasonable opportunity to cure and correct the same prior to the Closing Date

           (b) Consents and Renewals. Buyer shall cooperate with Seller in
               ---------------------
obtaining, and use its best efforts to help Seller obtain, all of the Required Consents and the Renewal Franchises, which cooperation shall include the posting (effective on the Closing Date) of performance bonds, letters of credit and the like required by the Franchises, making (effective on the Closing Date) any reasonable deposits required by the applicable governmental or third party, meeting from time to time with and promptly furnishing information to appropriate governmental and third parties and otherwise rendering such other assistance as may be reasonable or appropriate in the circumstances.

           (c) Consummation of Agreement. Buyer shall use its best efforts to
               -------------------------
perform and satisfy all conditions precedent set forth in Sections 7.2 and 7.3 and all other conditions and obligations to be satisfied and performed by Buyer hereunder.

           (d) Notice of Proceedings. Buyer shall promptly notify Seller upon
               ---------------------
(i) becoming aware of any order or decree or any complaint praying for an order or decree restraining or enjoining the consummation of this Agreement or the transactions contemplated hereunder, or (ii) receiving any notice from any governmental department, court, agency or commission of its intention to institute an investigation into, or institute a suit or proceeding to restrain or enjoin consummation of this Agreement or such transactions, or to nullify or render ineffective this Agreement or such transactions if consummated.

           (e) No Conflicting Actions or Contracts; No Interference. Buyer will
               ----------------------------------------------------
not take any action or enter into any agreement which would prevent it from consummating, or materially interfere with the consummation of, the transactions contemplated hereby.

     6.5  Confidentiality.  Each party hereto will keep and hold as confidential
          ---------------
all information obtained from any other party hereto or any of its agents or representatives with respect to such party or its business, operations, liabilities or finances, and will not disclose any of such information to any other person or entity except to the extent required by law. Should the transactions contemplated herein not be consummated for any reason, each party shall return to each other party all documents, work papers and other materials obtained from such party (or derived from documents, work papers and other materials obtained therefrom) or its agents or representatives, whether hereunder or otherwise in connection with this transaction, together with all copies thereof and extracts therefrom, and shall keep confidential all such information and not disclose any such information to any other person or entity, except as otherwise required by law.

 6.6  Employee Matters.  It is clearly understood by the parties hereto that,
          ----------------
except to the extent adjusted for pursuant to Section 3.3 above, neither the Company nor Buyer has any obligation whatsoever to or in connection with any employees of Seller, including but not limited to any obligation to employ any of Seller's employees, and that Seller shall be responsible for and shall cause to be discharged and satisfied in full all amounts owed to any employee, including, without limitation, wages, salaries,accrued vacation pay, any employment, incentive, compensation or bonus agreements or other benefits, or payments on account of termination, except to the extent such is adjusted for pursuant to Section 3.3 above.



                                   ARTICLE 7
                              CONDITIONS PRECEDENT
                              --------------------

     7.1  Conditions to Buyer's Obligations.
          ---------------------------------

     The obligation of Buyer to perform, fulfill or carry out its agreements, undertaking and obligations herein made or expressed to be performed, fulfilled or carried out on or after the Closing Date is and shall be subject to fulfillment of or compliance with, on the Closing Date, the following conditions precedent, any of which may be waived by Buyer:

           (a) Seller's representations and warranties contained in this Agreement shall be deemed to have been made again at and as of the Closing Date and shall then be true and correct in all material respects; Seller shall have performed and complied with all agreements, covenants and conditions required by this Agreement to be performed or complied with by it prior to or at the Closing, and Seller shall have delivered to Buyer the certificate referred to in
Section 4.2(a)(2) hereof.

           (b) No party hereto shall be under an injunction or other legal restriction, which, in the opinion of counsel for Buyer, makes unlawful the closing of the transactions contemplated hereby, there shall not be instituted or threatened any litigation or proceeding which either separately or in the aggregate would reasonably be expected to have a Material Adverse Effect, and there shall not have been suffered any casualty or loss, whether or not covered by insurance, which either alone or in the aggregate has had or is reasonably likely to have a Material Adverse Effect.

           (c) Buyer shall have received the opinions of Seller's counsel referred to in Section 4.2(a)(3) and 4.2(a)(4) hereof.

           (d) Seller shall have delivered to Buyer copies of the Required Consents (any consent obtained or granted, the terms of which require any payment by Buyer or require that Buyer grant any concession that would materially adversely affect the ownership and operation by Buyer of the properties or assets covered by the consent, will be treated as a consent not obtained), and copies of Renewal Franchises; provided that the term of each such Renewal Franchise shall be of at least five years' duration from the date of grant of any extension or renewal with respect to such Renewal Franchise and the average franchise term of all such Renewal Franchises based upon the average weighted number of Basic Subscribers served by such Renewal Franchises on the Calculation Date shall be at least 7 years from the date of grant of any extension or renewal with respect to such Renewal Franchises.

           (e) The Seller shall have delivered to Buyer an executed counterpart of the Closing Escrow Agreement.

           (f) The Seller, Robert Rosencrans and Ron Harmon shall each have delivered to Buyer an executed Non-Competition Agreement in the form attached hereto as Schedule 7.1(f).

           (g) The consummation of the transactions contemplated pursuant to this Agreement by Seller shall have been approved by the Limited Partners of the Seller in accordance with the terms of the Partnership Agreement.

     7.2  Conditions to Seller's Obligations.  The obligation of Seller to
          ----------------------------------
perform, fulfill or carry out its agreements, undertakings and obligations herein made or expressed to be performed, fulfilled or carried out on or after the Closing Date is and shall be subject to fulfillment of or compliance with, on the Closing Date, the following conditions precedent, any of which may be waived by Seller:

           (a) Buyer's representations and warranties contained in this Agreement shall be deemed to have been made again at and as of the time of the Closing and shall then be true and correct in all material respects; Buyer shall have performed and complied in all material respects with all agreements, covenants and conditions required by this Agreement to be performed or complied with by it prior to or at the Closing, and Buyer shall have delivered the certificate referred to in Section 4.2(b)(1) hereto.

           (b) No party hereto shall be under an injunction or other legal restriction, which, in the opinion of counsel for Seller, makes unlawful the closing of the transactions contemplated hereby, there shall not be instituted or threatened any litigation or proceeding which either separately or in the aggregate would reasonably be expected to have a Material Adverse Effect, and there shall not have been suffered any casualty or loss, whether or not covered by insurance, which either alone or in the aggregate has had a Material Adverse Effect.

           (c) Seller shall have received the opinion of Buyer's counsel referred to in Section 4.2(b)(2) hereof.

           (d) The condition set forth in Section 7.1(d) above shall have been satisfied.

     7.3  Mutual Conditions.
          -----------------

     The obligations of Buyer and Seller to perform, fulfill or carry out their respective agreements, undertakings and obligations herein made or expressed to be performed, fulfilled or carried out on or after the Closing Date is and shall be subject to fulfillment of or compliance with the following conditions precedent on or before the Closing Date, any of which may be waived by Buyer (with respect to its obligations) or by Seller (with respect to its obligations):

           (a) All necessary pre-merger notification filings required under the Hart-Scott Act shall have been made with the Federal Trade Commission and the United States Department of Justice and the prescribed waiting periods (and any extensions thereof) will have expired or been terminated.

           (b) The Required Consents shall have been obtained, and each of such Required Consents which is a Required FCC Consent shall have become a Final Order and any condition to the effectiveness of any Required Consent which is specified therein to be satisfied on or prior to the Closing Date shall have been satisfied.

           (c) The consummation of the transactions contemplated pursuant to this Agreement by Seller shall have been approved by the limited partners of the Seller in accordance with the terms of the Partnership Agreement.

                                   ARTICLE 8
                                INDEMNIFICATION
                                ---------------


     8.1  Indemnification by Seller.
          -------------------------

     Subject to the limitations, conditions and provisions set forth in this
Article 8, Seller agrees to indemnify and hold harmless Buyer and the Company (collectively, the "Buyer Group") from and against and in respect of any Losses
                    -----------
or Expenses incurred by the Buyer Group as a result of:

           (a) Any and all liabilities and obligations of, or claims asserted against Seller, and any and all claims against any of the Assets or the Systems (whether or not disclosed in this Agreement) asserted against the Buyer Group, including any governmental agency, bureau, department or service, to the extent such obligations, liabilities or claims arose out of acts or omissions occurring prior to the Closing Date, except for those Losses, Expenses or other items for which there has been an adjustment to the Purchase Price pursuant to Section 3.3 hereof and except for those obligations and liabilities which the Buyer Group has agreed to assume pursuant to Section 3.4 hereof.

           (b) Any untruthful or inaccurate representation or any breach of any warranty or any failure to perform or comply with any agreement or covenant on the part of Seller under this Agreement or in any other agreement, document or instrument delivered by Seller pursuant to this Agreement.

           (c) Any Rate Regulatory Reduction Order which arises from a Rate Regulatory Reduction Event which occurs prior to, on or within one year subsequent to the Closing Date and in which case Seller shall indemnify the Company and the Buyer (a) to the extent not already taken into account pursuant to the adjustments made to the Purchase Price in accordance with Section 3.3(b) hereof, in an amount equal to the aggregate rate refunds owed to Basic Subscribers for the period up to and including the Closing Date as a result thereof and (b) in an additional amount equal to the annualized impact of the Rate Regulatory Reduction Order on the revenues generated by the Systems as follows:

              a) the Annualized Per Subscriber Reduction shall be multiplied by the lesser of the Basic Number or 73,000 if the Calculation Date occurs at any time during the months of May through September or the lesser of the Basic Number or 75,000 if the Calculation Date occurs at any time during the months of January through April or the months of October through December;

              b) the amount determined under clause (a) shall be reduced only by associated estimated savings in annual amounts for franchise fees, copyright fees and bad debt allowances;

              c) the amount determined under clause (b) shall be multiplied by 12.4; and

              d) the amount determined under clause (c) shall be decreased by an amount equal to the product of the applicable Applicable Dollar Amount and the amount by which the total number of Basic Subscribers as of the Calculation Date exceeds the following levels depending on when the Closing occurred:

                 i) if the Closing occurred before May 1, 1995, 76,000 Basic Subscribers;

                 ii) if the Closing occurred after April 30, 1995, but before October 1, 1995, 74,000 Basic Subscribers; and

                 iii) if the Closing occurred after September 30, 1995 but
                      before or on December 31, 1995, 78,000 Basic Subscribers.

     8.2  Indemnification by the Company and the Buyer.
          --------------------------------------------

     The Buyer Group jointly and severally agrees to indemnify and hold Seller harmless from and against and in respect of any Losses or Expenses incurred by Seller as a result of:

           (a) Any and all liabilities, obligations or claims asserted against the Seller by any third party, including any governmental agency, bureau, department or service, relating to the Systems or relating to or arising out of the ownership and/or operation of the Assets, to the extent such obligations, liabilities or claims arise out of acts or omissions occurring from and after the Closing Date and are based upon or arise out of (i) the Buyer Group's ownership or operation of the Assets or the Systems or (ii) those obligations and liabilities which the Buyer Group has agreed to assume pursuant to Section
3.4 hereof.

           (b) Any untruthful or inaccurate representation or any breach of any warranty or any failure to perform or comply with any agreement or covenant on the part of Buyer or the Company under this Agreement, or in any other agreement, document or instrument delivered by Buyer or the Company pursuant to this Agreement.

     8.3  Defense of Claims.
          -----------------

     The Buyer Group on the one hand, and Seller, on the other, shall each give prompt notice to the other of any claim (including claims by the Buyer Group arising from a Rate Regulatory Reduction Event or Rate Regulatory Reduction Order) against the party giving notice which might give rise to a claim by it against the other party based upon any indemnity contained herein. The notice shall set forth in reasonable detail the nature and basis of the claim and the actual or estimated amount thereof. In the event any action, suit or proceeding (including a Rate Regulatory Reduction Event) is brought against the Buyer Group or Seller, or Buyer Group or Seller is a party thereto, with respect to which the other party hereto may have liability under any indemnity contained herein, the indemnifying party shall have the right, at its sole cost and expense, to defend such action in the name and on behalf of the indemnified party and in connection with any such action, suit or proceeding the parties hereto agree to render to each other such assistance as may reasonably be required in order to insure the proper and adequate defense of any such action, suit or proceeding. The indemnified party shall have the right to participate, at its own expense and with counsel of its choosing, in the defense of any claim against which it is indemnified hereunder and it shall be kept fully informed with respect thereto. The party seeking indemnification hereunder shall not make any settlement of any claim (including, without limitation, any claim arising from a Rate Regulatory Reduction Event) which might give rise to liability of the other party under any indemnity contained herein without the prior written consent of the other party, which consent shall not be unreasonably withheld. In particular, Buyer hereby agrees to vigorously contest any Rate Regulatory Reduction Event which could lead to a Rate Regulatory Reduction Order, to meet with Seller in order to advise Seller as to what actions Buyer plans to take to dispute or contest any such Rate Regulatory Reduction Event and to keep Seller fully informed at all times with respect thereto.

     8.4  Limitation of Liability.
          -----------------------

     Notwithstanding any provision of this Agreement to the contrary or any right or remedy Buyer or the Company may otherwise have or possess at law or in equity, the Buyer Group hereby agrees that its right to make any claims or obtain any recourse or redress against Seller (and any affiliates of Seller referred to below) is and shall be subject to all of the following limitations:

           (a) The Buyer Group shall be entitled to indemnity from Seller only for those claims made under Section 8.1 as to which Buyer or the Company has given Seller written notice thereof within twelve months after the Closing Date hereunder. Any written notice delivered by Buyer or the Company to Seller pursuant to this Section 8.4(a) shall set forth with reasonable specificity the basis of the claim for indemnity and a reasonable estimate of the amount thereof. Notwithstanding the survival provisions set forth above, it is understood and agreed by the parties that (x) Seller shall not have any liability to the Buyer Group with respect to any matter for which Seller has indemnified the Buyer Group hereunder until the aggregate amount of all such indemnification obligations exceeds $500,000, and then the Seller shall only be liable for the excess, and (y) the Closing Escrow Amount, together with accrued interest thereon (but exclusive of any amounts against which the Buyer or the Company has made claims pursuant to this Article 8) shall be released to the Seller on the date which is twelve months after the Closing Date.

           (b) The Seller shall be entitled to indemnity from the Buyer Group only for those claims made under Section 8.2 as to which Seller has given the Buyer Group written notice thereof within two years after the Closing Date hereunder; provided, however, that any covenant, agreement or obligation to be performed after the Closing Date shall survive until such covenant, agreement or obligation has been fully performed. Any written notice delivered by the Seller to the Buyer Group under this Section 8.4(b) shall set forth with reasonable specificity the basis of the claim for indemnity and a reasonable estimate of the amount thereof.

           (c) It is understood and agreed by the parties hereto that, other than as expressly provided for in this Article 8, from and after the Closing Date no party hereto shall have any obligation or liability to any other party, including any obligation or liability for Losses and Expenses subject to indemnification under this Article 8, and each party hereby waives and releases (on behalf of itself and each of its successors, assigns, partners, shareholders and affiliates), and shall have no recourse or claim against, any other party or any of their respective partners, officers, directors, employees, agents, affiliates and such partners' and affiliates' respective officers, directors, shareholders, partners, employees, agents or affiliates, for any matter, including as a result of Losses or Expenses subject to indemnification under this Article 8, it being understood that the remedies provided for in this
Article 8 shall be the sole and exclusive remedy for any such claims, whether framed in contract, tort or otherwise; provided, however, that nothing in this
                                       --------  -------
Section 8.4(c) shall be construed to affect or increase the Buyer Group's assumption of liabilities under Section 3.4.

           (d) In no event shall the right to indemnity of the Buyer Group from Seller arising hereunder exceed the amount then remaining in the Closing Escrow Fund, and such Closing Escrow Fund shall be the sole source of indemnification under this Article 8 from Seller to the Buyer Group.

                                   ARTICLE 9
                                CASUALTY OR LOSS
                                ----------------


     In the event that there shall have been suffered between the date hereof and the Closing Date any casualty or loss relating to the Assets but which has not, as of the time of Closing, rendered Seller's representations and warranties untrue and incorrect in any material respect (as provided in Section 7.1(a)), then at the

Closing, in addition to all other closing transactions, all insurance proceeds and claims to insurance proceeds or other rights of Seller against third parties arising from such casualty or loss shall (to the extent assignable under applicable state law and the applicable insurance policy) be separately assigned by Seller to the Company. To the extent not assignable, such claims may be pursued by the Company, at its cost and expense and for its own account and benefit, in the name of Seller.


                                   ARTICLE 10
                        MANAGING GENERAL PARTNER WAIVER
                        -------------------------------


     By its execution hereof, the Managing General Partner does hereby waive any right of first refusal or purchase it may have pursuant to Subsection 19.2 of the Partnership Agreement in respect of the purchase of the Systems by the Company pursuant to this Agreement, as originally executed. Such waiver shall not apply to any amendment to this Agreement which reduces or effects a reduction in the Purchase Price or in the time or manner of payment thereof; provided, however, that the Managing General Partner specifically acknowledges
- --------  -------
that certain provisions of this Agreement as executed may reduce or effect a reduction in the Purchase Price, and agrees that such provisions shall not cause the waiver provided in this Article 10 to be ineffective.

                                  ARTICLE 11
                                 MISCELLANEOUS
                                 -------------


     11.1  Expenses.
           --------

     Except as otherwise provided herein, Buyer and Seller shall each pay their own expenses in connection with the preparation of this Agreement and the consummation of the transactions contemplated hereby.

     11.2  Assignment.
           ----------

     No party hereto may assign or transfer its rights or obligations arising under this Agreement, without the consent of the other parties; provided that
                                                                -------- ----
(a) Buyer shall have the right in its sole discretion to assign its rights and obligations under this Agreement to a wholly owned subsidiary of Continental Cablevision, Inc. if such assignment will not serve to delay the Closing, it being understood and agreed that no such assignment shall relieve Buyer of any of its obligations hereunder, and (b) at or after the Closing, the Seller may assign its remaining rights and obligations hereunder to or for the benefit of a liquidating trust established in connection with the liquidation of Seller and the winding up of its affairs; provided, however, that Seller shall promptly
                               --------  -------
notify Buyer of the name and address of the trustee thereof.

     11.3  Notices.
           -------

     All notices, claims and other communications provided for herein shall be in writing and shall be deemed to have been duly given if personally delivered, sent by facsimile transmission, mailed, registered or certified mail, return receipt requested, postage prepaid or by reputable overnight delivery service
(a) if
to Seller, to it care of Columbia International, Inc., 9 Greenwich Office
Park, Greenwich, Connecticut 06830, Attention: Mr. Robert Rosencrans, President, telephone number (203) 661-1509, telecopier number (203) 661-7651, with a copy (which shall not constitute notice) to Rubin Baum Levin Constant & Friedman, 30 Rockefeller Plaza, New York, New York 10112, Attention: Paul A. Gajer, Esq., telephone number (212) 698-7700, telecopier number (212) 698-7825, (b) if to Buyer or to the Company, to it care of Continental Cablevision, Inc., the Pilot House, Lewis Wharf, Boston, Massachusetts 02110, Attention: Timothy P. Neher, Vice Chairman, telephone number (617) 742-9500, telecopier number (617) 742-0530, with a copy (which shall not constitute notice) to Sullivan & Worcester, One Post Office Square, Boston Massachusetts 02109, Attention: W. Lee H. Dunham, Esq., telephone number (617) 338-2800, telecopier number (617) 338-2880; or (c) as to any party, at such other address or telecopier number as shall be designated by such party in a notice to the other parties hereto by a notice given in accordance with the provisions of this Section 11.3. All notices and other communications hereunder shall be deemed to have been duly given when transmitted by telecopier, in each case addressed as aforesaid or personally delivered or, in the case of a mailed notice, when actually received by the intended recipient.

     11.4  Entire Agreement.
           ----------------

     This Agreement, together with the Schedules attached hereto, contains the entire understanding between the parties hereto concerning the subject matter hereof and supersedes any and all prior representations, warranties, undertakings, covenants and agreements between the parties, including, without limitation, that certain offer letter from Buyer to Seller dated August 17, 1994. Without limiting the generality of the foregoing it is expressly understood and agreed that Seller makes no representation or warranty with respect to (and, as between Seller, the Company and Buyer, there has been no action taken in reliance upon) the accuracy or completeness of that certain Confidential Memorandum with respect to the Systems prepared by Waller Capital Corporation. This Agreement may not be changed, modified, altered or terminated except by an agreement in writing executed by the parties hereto. Any waiver by any party of any of its rights under this Agreement or of any breach of this Agreement shall not constitute a waiver of any other rights or of any other future breach.

     11.5  Remedies Cumulative.
           -------------------

     Except as provided by Article 8, each and all of the rights and remedies in this Agreement provided, and each and all of the rights and remedies allowed at law and in equity in like case, shall be cumulative, and the exercise of one right or remedy shall not be exclusive of the right to exercise or resort to any and all other rights or remedies provided in this Agreement or at law or in equity.

     11.6  No Third Party Beneficiaries.
           ----------------------------

     This Agreement shall inure to the benefit of Buyer, the Company and Seller only. Notwithstanding any provision herein to the contrary, Buyer, the Company and Seller agree that nothing in this Agreement will be construed as giving any person, firm, corporation or other entity, other than the parties hereto and their successors and permitted assigns, any right, remedy or claim under or with respect to this Agreement.

     11.7  Captions; References to Buyer.
           -----------------------------

     Captions and descriptive headings are for convenience of reference only and shall not control or affect the meaning or construction of any provisions of this Agreement. References herein to the Buyer shall be deemed to mean and include a reference to the Company when the context so requires.

     11.8  Counterparts.
           ------------
     This Agreement may be executed in any number of separate counterpart copies, each of which shall be deemed an original but which together shall constitute a single instrument.

     11.9  Choice of Law.
           -------------
     This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts executed in and to be wholly performed therein.

     IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement on the day and year first above written.

                           SELLER:

                           COLUMBIA ASSOCIATES, L.P.

                           By:  COLUMBIA INTERNATIONAL, INC.,
                                its general partner


                           By: /s/ Robert M. Rosencrans
                               -----------------------------
                           Name: Robert M. Rosencrans
                           Title: President


                           COMPANY:

                           COLUMBIA CABLE OF MICHIGAN, INC.

                           By: /s/ Robert M. Rosencrans
                               -----------------------------
                           Name: Robert M. Rosencrans
                           Title: President


                           BUYER:

                           CONTINENTAL CABLEVISION OF
                            MANCHESTER, INC.


                           By: /s/ Jeffrey T. DeLorme
                               -----------------------------
                           Name: Jeffrey T. DeLorme
                           Title: Executive Vice President



ACCEPTED AND AGREED
SOLELY WITH RESPECT TO
THE PROVISIONS OF
ARTICLE 10 HEREOF:

COLUMBIA INTERNATIONAL, INC.



By: /s/ Robert M. Rosencrans
    ----------------------------
  Name: Robert M. Rosencrans
  Title: President

     For good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, Continental Cablevision, Inc., a Delaware corporation, which indirectly owns all of the issued and outstanding capital stock of the Buyer, hereby guarantees the Buyer's and the Company's full and prompt payment and the performance of all of Buyer's and the Company's obligations and liabilities under this Agreement and the agreements, instruments and documents executed by the Buyer and the Company in connection herewith and hereby agrees to pay or perform such liabilities and obligations to the extent the Company and the Buyer fail to do so.

                           CONTINENTAL CABLEVISION, INC.


                           By: /s/ Jeffrey T. DeLorme
                               ----------------------------
                           Name: Jeffrey T. DeLorme
                           Title: Executive Vice President

     All schedules have been omitted from this filing but shall be made available, upon request by the Commission. The contents of the omitted schedules are briefly described in the body of the Purchase and Sale Agreement.